EXHIBIT 99.1
                                  ------------
                                                                  EXECUTION COPY
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                            PROVIDIAN NATIONAL BANK,
                           as Transferor and Servicer

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  as Depositor

                                       and

                             BANKERS TRUST COMPANY,
                                   as Trustee

                             -----------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of April 1, 1999

                             ----------------------

              Providian Home Equity Loan Asset Backed Certificates

                                Series 1999-PNB1

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

                                TABLE OF CONTENTS
                                                                           PAGE

                                    ARTICLE I
                                   Definitions

Section 1.01.   Definitions...................................................1
Section 1.02.   Other Definitional Provisions................................19
Section 1.03.   Interest Calculations........................................20

                                   ARTICLE II
   Conveyance of Initial Home Equity Loans; Original Issuance of Certificates

Section 2.01.   Conveyance of Initial Home Equity Loans......................21
Section 2.02. Acceptance by Trustee; Removal of Home Equity Loans; Substitution of Eligible Substitute Home Equity Loans;
                Subsequent Home Equity Loans.................................24
Section 2.03.   Representations and Warranties Regarding the Servicer........26
Section 2.04.   Representations and Warranties of the Transferor
                Regarding the Initial Home Equity Loans; Repurchase
                and Substitution Obligations.................................27
Section 2.05.   Execution and Authentication of Certificates.................30
Section 2.06.   Removal of Home Equity Loans at Election of the
                Transferor...................................................30
Section 2.07.   Tax Treatment................................................32
Section 2.08.   Covenants of the Depositor...................................32

                                   ARTICLE III
                Administration and Servicing of Home Equity Loans

Section 3.01.   Providian to Act as Servicer; Certain Transferor
                Repurchase Obligations.......................................33
Section 3.02.   Collection of Certain Home Equity Loan Payments..............35
Section 3.03.   Permitted Withdrawals from the Collection Account............37
Section 3.04.   Flood Insurance Policy, Property Protection Expenses.........38
Section 3.05.   Mortgagor Transfers of Mortgaged Properties..................38
Section 3.06.   Realization Upon Defaulted Home Equity Loans.................40
Section 3.07.   Trustee and Custodian to Cooperate...........................40
Section 3.08.   Servicing Compensation; Payment of Certain Expenses by
                Servicer.....................................................41
Section 3.09.   Annual Statement as to Compliance............................41
Section 3.10.   Annual Independent Public Accountants' Servicing Report......42
Section 3.11.   Access to Certain Documentation and Information Regarding
                the Home Equity Loans........................................42
Section 3.12.   Maintenance of Fidelity Bond.................................42
Section 3.13.   Reports to the Securities and Exchange Commission............42
Section 3.14.   Information Required by the Internal Revenue Service
                Generally and Reports of Foreclosures and Abandonments
                of Mortgaged Property........................................43
Section 3.15.   Tax Returns..................................................43
Section 3.16.   Further Assurances...........................................43

                          ARTICLE IV
      Servicing Certificate; Certificate Account Deposit

Section 4.01.   Servicing Certificate........................................44
Section 4.02.   Certificate Account..........................................46
Section 4.03.   The Certificate Insurance Policy.............................47

                           ARTICLE V
         Payments and Statements to Certificateholders

Section 5.01.   Distributions................................................48
Section 5.02.   Certain Calculations by the Trustee..........................51
Section 5.03.   Statements to Certificateholders.............................51
Section 5.04.   Rights of Certificateholders.................................53

                          ARTICLE VI
        The Certificates and the Transferor's Interest

Section 6.01.   The Certificates.............................................54
Section 6.02.   Registration of Transfer and Exchange of Certificates;
                Registrar....................................................54
Section 6.03.   Mutilated, Destroyed, Lost or Stolen Certificates............56
Section 6.04.   Persons Deemed Owners........................................56
Section 6.05.   Restrictions on Assignment of Transferor's Interest..........56
Section 6.06.   Actions of Certificateholders................................58

                          ARTICLE VII
                The Servicer and the Transferor

Section 7.01.   Liability of the Servicer....................................59
Section 7.02.   Merger or Consolidation of, or Assumption of the
                Obligations of, the Servicer or Transferor...................59
Section 7.03.   Limitation on Liability of the Servicer and Others...........59
Section 7.04.   Servicer Not to Resign.......................................60
Section 7.05.   Limitation on Liability of Certain Persons...................60
Section 7.06.   Liability of Servicer........................................61
Section 7.07.   Servicer May Own Certificates................................61

                         ARTICLE VIII
                       Servicer Defaults

Section 8.01.   Servicer Defaults............................................62
Section 8.02.   Trustee to Act; Appointment of Successor.....................63
Section 8.03.   Notification to Certificateholders...........................64
Section 8.04.   Waiver of Past Servicer Defaults.............................64

                          ARTICLE IX
                          The Trustee

Section 9.01.   Duties of Trustee............................................65
Section 9.02.   Certain Matters Affecting the Trustee........................66
Section 9.03.   Trustee Not Liable for Certificates or Home Equity Loans.....67
Section 9.04.   Trustee May Own Certificates.................................67
Section 9.05.   Servicer to Pay Trustee's Fees and Expenses..................67
Section 9.06.   Eligibility Requirements for Trustee.........................68
Section 9.07.   Resignation or Removal of Trustee............................68
Section 9.08.   Successor Trustee............................................69
Section 9.09.   Merger or Consolidation of Trustee...........................69
Section 9.10.   Appointment of Co-Trustee or Separate Trustee................70
Section 9.11.   Tax Returns..................................................71

                           ARTICLE X
                          Termination

Section 10.01.  Termination..................................................72
Section 10.02.  Termination by Certificate Insurer...........................74

                          ARTICLE XI
                   Rapid Amortization Events

Section 11.01.  Rapid Amortization Events....................................75
Section 11.02.  Additional Rights Upon an Insolvency Event...................76

                          ARTICLE XII
                   Miscellaneous Provisions

Section 12.01.  Amendment....................................................79
Section 12.02.  Recordation of Agreement; Counterparts.......................80
Section 12.03.  Limitation on Rights of Certificateholders...................80
Section 12.04.  The Certificate Insurer......................................81
Section 12.05.  Governing Law................................................81
Section 12.06.  Notices......................................................81
Section 12.07.  Severability of Provisions...................................82
Section 12.08.  Assignment...................................................82
Section 12.09.  Certificates Nonassessable and Fully Paid....................82
Section 12.10.  Counterparts.................................................82
Section 12.11.  Effect of Headings and Table of Contents.....................82
Section 12.12.  Third Party Beneficiaries....................................82
Section 12.13.  Merger and Integration.......................................82
Section 12.14.  Certain Activities...........................................82

SIGNATURES ..................................................................83

EXHIBIT A  - Form of Certificate .........................................  A-1
EXHIBIT B  - Form of Notice for Certificate Insurance Policy .............  B-1
EXHIBIT C  - Home Equity Loan Schedule ...................................  C-1
EXHIBIT D  - Form of Release of Document .................................  D-1
EXHIBIT E  - Form of Trustee's Initial Certification......................  E-1
EXHIBIT F  - Form of Trustee's Final Certification........................  F-1

     This Pooling And Servicing Agreement, dated as of April 1, 1999, is by and among Providian National Bank, a national banking association organized and existing under the laws of the United States, as transferor and servicer (in such capacities, the "Transferor" and "Servicer", respectively), Merrill Lynch Mortgage Investors, Inc., a corporation organized and existing under the laws of the State of Delaware, as depositor (the "Depositor"), and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee").

                                   WITNESSETH:

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the amount, if any, required to reduce the Certificate Principal Balance (after giving effect to the distribution of all other amounts distributed on the Certificates on such Distribution Date) until the Invested Amount exceeds the Certificate Principal Balance (as so reduced) by an amount equal to the Required Overcollateralization Amount, to the extent such amount is paid out of available Certificate Interest Collections pursuant to Section 5.01(a)(vii).

     ACCOUNT AGREEMENT: As to any Home Equity Loan, the account agreement and disclosure statement or other document or instrument pursuant to which the Transferor or any other applicable party agreed to make a loan to the related Mortgagor or pursuant to which the related Mortgagor agreed to repay such Home Equity Loan on the terms and conditions provided in such document or instrument.

     ACCRUAL PERIOD: As to any Distribution Date other than the first Distribution Date, the actual number of days (based on a 360-day year) in the period beginning on the preceding Distribution Date and ending on the day prior to such Distribution Date, and, in the case of the first Distribution Date, the period beginning on the Closing Date and ending on the day prior to the first Distribution Date.

     ADDITIONAL BALANCE: As to any date of determination and Home Equity Loan, the aggregate amount of any principal advanced to the related Mortgagor after the date on which the related Cut-off Date Principal Balance was calculated.

     AGGREGATE INVESTOR LOSS AMOUNT: The aggregate amount of Investor Loss Amounts for all prior Distribution Dates during the Managed and Rapid Amortization Periods that were previously allocated to Certificateholders, exclusive of any Investor Loss Amounts (or portions thereof) reallocated on such Distribution Dates in reduction of the Transferor's Interest pursuant to Section 5.01(c)(ii).

     AGREEMENT: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     ALTERNATE CERTIFICATE RATE: As to any Accrual Period and Distribution Date, the per annum rate equal to (i) the Weighted Average Loan Rate for such Distribution Date minus (ii) the sum of 0.50% per annum, the Servicing Fee Rate and the Premium Percentage.

     ALTERNATIVE PRINCIPAL PAYMENT: As to any Distribution Date during the Managed Amortization Period, the amount (but not less than zero) equal to Principal Collections for the related Collection Period less the aggregate amount of Additional Balances created during such Collection Period.

     BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, as amended, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which national banks in the States of California, New Hampshire or New York are required or authorized by law to be closed.

     CERTIFICATE: Any one of the Certificates signed and countersigned by the Trustee substantially in the form set forth in Exhibit A hereto.

     CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Transferor or any affiliate of the Transferor shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent has been obtained.

     CERTIFICATE ACCOUNT: The trust account or accounts created and maintained with the Trustee pursuant to Section 4.02 and which shall be an Eligible Account and shall be entitled "Bankers Trust Company, in trust for the benefit of the registered holders of the Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1, the Certificate Insurer and the owner of the Transferor's Interest".

     CERTIFICATE DISTRIBUTION AMOUNT: As to any Distribution Date, the sum of all amounts to be distributed to the Certificateholders on such Distribution Date pursuant to Article V and Article X hereof.

     CERTIFICATE INSURANCE POLICY: The certificate insurance policy number 29097, dated as of the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Certificates.

     CERTIFICATE INSURER: MBIA Insurance Corporation, or its successor in interest.

     CERTIFICATE INTEREST COLLECTIONS: As to any Distribution Date, the product of (i) Interest Collections received by the Servicer during the related Collection Period and (ii) the Floating Allocation Percentage for such Distribution Date. In addition, Certificate Interest Collections shall include any amount remitted by the Certificate Insurer (other than a payment under the Certificate Insurance Policy) to the Trustee for deposit in the Collection or Certificate Account as part of Certificate Interest Collections to be distributed pursuant to Section 5.01(a)(i) through (iii).

     CERTIFICATE OWNER: With respect to any Certificate that is a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate.

     CERTIFICATE PRINCIPAL BALANCE: As of any Distribution Date, the Original Certificate Principal Balance less the aggregate amount actually distributed as principal on the Certificates on all previous Distribution Dates (including any Accelerated Principal Distribution Amounts).

     CERTIFICATE RATE: As to any Distribution Date, One-Month LIBOR plus 0.29% or, if less, the Alternate Certificate Rate.

     CERTIFICATE REGISTER: The register maintained pursuant to Section 6.02.

     CERTIFICATE REGISTRAR: The registrar appointed pursuant to Section 6.02.

     CHARGED OFF AMOUNT: With respect to any Distribution Date, the portion of the Principal Balance of a Partially Charged Off Home Equity Loan, or the entire remaining Principal Balance of a Home Equity Loan that became a Fully Charged Off Home Equity Loan during the related Collection Period, that the Servicer has charged off on its servicing records during the related Collection Period in accordance with the Servicer's normal servicing procedures.

     CLOSING DATE: April 27, 1999.

     CODE: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

     COLLECTION ACCOUNT: The trust account or accounts created and maintained with the Trustee pursuant to Section 3.02(b) and which shall be an Eligible Account and shall be entitled "Bankers Trust Company, in trust for the benefit of the registered holders of the Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1, the Certificate Insurer and the owner of the Transferor's Interest".

     COLLECTION PERIOD: As to any Distribution Date other than the first Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs, and in the case of the first Distribution Date, the period commencing on the Initial Cut-off Date and ending on the last day of the calendar month immediately preceding the month in which the first Distribution Date occurs.

     COMBINED LOAN-TO-VALUE RATIO: As of any date and as to any Home Equity Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Credit Limit for such Home Equity Loan and (ii) the unpaid principal balance and/or credit limit, as applicable, of any related senior mortgage loan or loans as of such date, and the denominator of which is the applicable Property Valuation of the related Mortgaged Property.

     CONVERSION DATE: With respect to any Home Equity Loan, the date that is approximately ten years following the origination thereof, when such Home Equity Loan by its terms is scheduled to begin to amortize; provided, that in the event of an Extension, the Conversion Date shall be the date to which such Extension is made.

     CORPORATE TRUST OFFICE: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 4 Albany Street, New York, NY 10006, Attention: Providian Home Equity Loan Asset Backed Certificates, Series 1991-PNB1.

     CREDIT LIMIT: As to any Home Equity Loan, the maximum principal balance permitted under the terms of the related Account Agreement.

     CUSTODIAL AGREEMENT: A Custodial Agreement entered into between the Custodian (other than the Trustee) and the Trustee, relating to the custody of the Mortgage File documents.

     CUSTODIAN: The Trustee or, if applicable, the custodian appointed by the Trustee under the Custodial Agreement to maintain all or a portion of the Mortgage Files pursuant to Section 2.01(b).

     CUT-OFF DATE: With respect to each Initial Home Equity Loan, the Initial Cut-off Date, and with respect to any Subsequent Home Equity Loan, the related Subsequent Cut-off Date.

     CUT-OFF DATE PRINCIPAL BALANCE: As to any Home Equity Loan, the unpaid principal balance thereof (which may be $0) transferred and assigned to the Trust as of the related Cut-off Date.

     DEFECTIVE HOME EQUITY LOAN: Any Home Equity Loan that is required to be repurchased or replaced pursuant to Sections 2.02(b), 2.04 or 3.01.

     DEFICIENCY AMOUNT: With respect to any Distribution Date, the excess, if any, of the total amount payable on such Distribution Date pursuant to clauses
(i) through (v) of Section 5.01(a) over the aggregate amount of Certificate Interest Collections for such Distribution Date.

     DEFINITIVE CERTIFICATES: As defined in Section 6.02(c).

     DEPOSITOR: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest.

     DEPOSITORY: Initially, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of one or more Certificates evidencing the Original Certificate Principal Balance. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: As to any Distribution Date, the third (3rd) Business Day preceding such Distribution Date.

     DISSOLUTION DISTRIBUTION DATE: The date on which the proceeds from the sale, disposition or liquidation of the Home Equity Loans are received and distributed to Certificateholders pursuant to Section 11.02 hereof.

     DISTRIBUTION DATE: The 25th day of each month, beginning in June 1999 (or, if such 25th day is not a Business Day, the immediately succeeding Business
Day).

     DRAW AMOUNT: As defined in Section 5.01(d).

     ELIGIBLE ACCOUNT: One or more accounts:

                  (i) that are maintained with a depository institution or trust company whose short-term unsecured debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a bank holding company, the debt obligations of such holding company) at the time of deposit therein have been rated by each Rating Agency in its highest short-term rating category (provided, that if there at any time shall be a downgrading, withdrawal or suspension of the short-term unsecured debt obligations of such depository institution or trust company, the Servicer shall, within ten Business Days thereof, move such account to another depository institution or trust company having such required ratings);

                  (ii) that are maintained with a depository institution or trust company the long-term unsecured debt obligations of which have been rated Baa3 or higher by Moody's and AA- or higher by Standard & Poor's (provided, that if there at any time shall be a downgrading, withdrawal or suspension of the long-term unsecured debt obligations of such depository institution or trust company, the Servicer shall, within ten Business Days thereof, move such account to another depository institution or trust company having such required ratings), and the deposits in which are fully insured by the Federal Deposit Insurance Corporation acting through either the BIF or the SAIF;

                  (iii) that are segregated trust accounts maintained with the corporate trust department of a depository institution or trust company, acting in its fiduciary capacity; or

                  (iv) such other accounts that are acceptable to each Rating Agency and the Certificate Insurer, as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of the rating of the Certificates.

     The depository institution or trust company with which the Eligible Account is maintained shall be organized under the laws of the United States or any state thereof, have a net worth in excess of $100,000,000 and deposits insured to the full extent permitted by law by the Federal Deposit Insurance Corporation and be subject to supervision and examination by federal or state banking authorities. An Eligible Account may bear interest, and may include, if otherwise permitted by this definition, an account maintained with the Trustee.

     ELIGIBLE SUBSTITUTE HOME EQUITY LOAN: Any Home Equity Loan or Home Equity Loans to be substituted for a Defective Home Equity Loan pursuant to Section 2.02(b), 2.04 or 3.01, which on the date of such substitution shall:

                  (i) have a Principal Balance (or, in the case of the substitution of more than one Eligible Substitute Mortgage Loan for a Defective Home Equity Loan, an aggregate Principal Balance) not substantially greater or less than the Principal Balance of the Defective Home Equity Loan it replaces;

                  (ii) have a Loan Rate not less than the Loan Rate of the Defective Home Equity Loan it replaces;

                  (iii) have a Loan Rate based on the same index as that of the Defective Home Equity Loan it replaces;

                  (iv) have a Margin that is not less than the Margin of the Defective Home Equity Loan it replaces;

                  (v) have a Mortgage in a lien position the same or higher than the lien position of the Mortgage relating to the Defective Home Equity Loan it replaces;

                  (vi) have a remaining term to maturity not more than six months earlier and not more than six months later than the remaining term to maturity of the Defective Home Equity Loan it replaces, and in no case later than May 31, 2025;

                  (vii) comply with the representations and warranties set forth in Section 2.04 (which representations and warranties shall be deemed to be made as of the date of substitution);

                  (viii) have a Combined Loan-to-Value Ratio as of its date of origination that is not greater than the Combined Loan-to-Value Ratio of the Defective Home Equity Loan it replaces as of the date of origination of such Defective Home Equity Loan; and

                  (ix) be secured by a Mortgaged Property that is subject to the same use (owner-occupied, second home or rental property) and that has the same structural characteristics (attached or detached) as the Mortgaged Property securing the Defective Home Equity Loan it replaces;

provided, however, that in the case of clause (ix), an owner-occupied, detached Mortgaged Property will satisfy the requirements of clause (ix) in all cases. The Servicer shall give the Trustee a notice of any proposed substitutions of Defective Home Equity Loans that contains a list of the Home Equity Loans being substituted therefor.

     EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Amount for such Distribution Date exceeds the Required Overcollateralization Amount for such Distribution Date.

     EXTENSION: The extension by the Servicer of the Conversion Date of a Home Equity Loan pursuant to Section 3.01(f).

     FINAL TERMINATION PRICE: With respect to any purchase by the Transferor of the assets of the Trust pursuant to Section 10.01(b), an amount equal to the sum of the Certificate Principal Balance and accrued and unpaid interest thereon at the Certificate Rate through the day preceding the Distribution Date on which such purchase is made.

     FIXED ALLOCATION PERCENTAGE: With respect to any date, the greater of (i) 98% and (ii) the percentage equivalent (but not in excess of 100%) of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Pool Balance as of the beginning of the related Collection Period.

     FLOATING ALLOCATION PERCENTAGE: With respect to any Distribution Date, the percentage equivalent (but not in excess of 100%) of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Pool Balance as of the beginning of the related Collection Period.

     FULLY CHARGED OFF HOME EQUITY LOAN: A defaulted Home Equity Loan that is not a Liquidated Home Equity Loan and as to which (i) collection procedures by the Servicer are ongoing and (ii) the Servicer has charged off the related Principal Balance in its entirety.

     GUARANTEED DISTRIBUTIONS: As defined in the Certificate Insurance Policy.

     HOLDER: A Certificateholder.

     HOME EQUITY LOAN SCHEDULE: As of any date, the schedule of Home Equity Loans included in the Trust Fund on such date. The initial Home Equity Loan Schedule as of the Statistical Calculation Date is attached hereto as Exhibit C or delivered in the form of a magnetic tape or computer file to the Trustee and sets forth as to each Initial Home Equity Loan (i) the Principal Balance as of the Statistical Calculation Date, (ii) the Credit Limit, (iii) the stated maturity upon which any outstanding Principal Balance is due and payable, (iv) the loan identification number and (v) the state of the related Mortgaged Property.

     HOME EQUITY LOANS: Such home equity loans transferred and assigned to the Trust pursuant to Section 2.01 as from time to time are held as a part of the Trust Fund (such home equity loans so held being identified in the Home Equity Loan Schedule), including any defaulted Home Equity Loan in respect of which the Servicer has not yet received all Liquidation Proceeds that it expects to receive.

     HOME PROTECTION: The Transferor's payment deferral plan available to Mortgagors.

     INDIRECT PARENT: Merrill Lynch & Co., Inc.

     INITIAL CUT-OFF DATE: The close of business on the Closing Date.

     INITIAL CUT-OFF DATE POOL BALANCE: The aggregate of the Principal Balances of the Initial Home Equity Loans as of the Initial Cut-off Date.

     INITIAL HOME EQUITY LOANS: The revolving home equity loans (including the rights to receive payments thereunder) transferred and assigned to the Trust on the Closing Date pursuant to Section 2.01, together with the related Mortgage File documents and the rights thereunder conveyed to the Trust on the Closing Date pursuant to Section 2.01.

     INSURANCE AGREEMENT: The Insurance and Reimbursement Agreement dated as of the Closing Date, among the Transferor, the Servicer, the Depositor, the Trustee and the Certificate Insurer, including any amendments and supplements thereto.

     INSURANCE PROCEEDS: As to any Home Equity Loan and Collection Period, an amount equal to the proceeds paid by any insurer pursuant to any insurance policy covering such Home Equity Loan or the related Mortgaged Property (net of any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds) paid to the Servicer during such Collection Period, that are not (i) Liquidation Proceeds, (ii) applied to the restoration or repair of such Mortgaged Property or (iii) released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer.

     INSURED PAYMENT: With respect to any Distribution Date, any Guaranteed Distributions for such Distribution Date paid to the Trustee by the Certificate Insurer.

     INTEREST COLLECTIONS: As to any payment on a Home Equity Loan made by or on behalf of the related Mortgagor and collected during a Collection Period, the portion of such payment allocable to interest in accordance with the terms of the related Account Agreement, including for these purposes any Net Liquidation Proceeds allocable to interest on such Home Equity Loan, any assumption fees, late payment charges, returned payment check fees, returned cash advance check fees, overlimit fees, annual fees, Home Protection and other fee-based product fees collected in the ordinary course of servicing such Home Equity Loan, any post-liquidation recoveries thereon if such Home Equity Loan becomes a Liquidated Home Equity Loan, and any other recoveries with respect to Liquidation Loss Amounts. In addition, Interest Collections shall include net investment earnings on funds deposited into the Collection Account or Certificate Account pursuant to Section 3.02(c) or Section 4.02, respectively.

     INVESTED AMOUNT: With respect to any date, an amount equal to the Original Invested Amount minus the sum of (i) the total of Principal Collections previously distributed to Certificateholders (other than any such collections applied to reimburse Investor Loss Amounts), (ii) the Aggregate Investor Loss Amount as of such date and (iii) the aggregate amount of any Excess Overcollateralization Amounts released on or before such Distribution Date.

     INVESTOR LOSS AMOUNT: With respect to any Distribution Date, the amount equal to the Floating Allocation Percentage of the aggregate Liquidation Loss Amounts for such Distribution Date.

     LIBOR BUSINESS DAY: Any day that is (i) a Business Day and (ii) a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

     LIQUIDATED HOME EQUITY LOAN: A Home Equity Loan that was in default during the related Collection Period and with respect to which the Servicer has determined during the related Collection Period that all related Liquidation Proceeds that it expects to recover from such Home Equity Loan have been recovered.

     LIQUIDATION EXPENSES: With respect to any Home Equity Loan and Collection Period, expenses incurred by the Servicer during such Collection Period in connection with the liquidation of any defaulted Home Equity Loan and not recovered under any insurance policy or from the related Mortgagor, including legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 3.06 with respect to such Home Equity Loan (including amounts advanced to correct defaults on any mortgage on the Mortgaged Property that is senior to such defaulted Home Equity Loan) and any related previously unreimbursed Property Protection Expenses.

     LIQUIDATION LOSS AMOUNT: With respect to any Distribution Date and the related Collection Period, the amount charged off, either in full or in part, by the Servicer in accordance with its normal servicing procedures, including (i) as to any Home Equity Loan that became a Liquidated Home Equity Loan during such Collection Period, the unrecovered Principal Balance thereof at the end of such Collection Period (after giving effect to the application of the principal portion of any Net Liquidation Proceeds realized in connection therewith) and
(ii) as to any Home Equity Loan that is a Partially or Fully Charged Off Home Equity Loan during such Collection Period, the Charged Off Amount for such Home Equity Loan and Collection Period.

     LIQUIDATION PROCEEDS: With respect to any Home Equity Loan and Collection Period, cash or funds received in connection with the liquidation of any defaulted Home Equity Loan, whether through trustee's sale, foreclosure sale or otherwise, during such Collection Period.

     LOAN RATE: As to any Home Equity Loan and day, the rate of interest applicable to the calculation of interest for such day on the Principal Balance thereof.

     MANAGED AMORTIZATION PERIOD: The period beginning on the earlier of (i) September 1, 1999 and (ii) the first day of the calendar month during which a Deficiency Amount exists, and ending on August 31, 2004 (or, if earlier, upon the occurrence of a Rapid Amortization Event).

     MARGIN: As to any Home Equity Loan, the spread over the applicable index, as specified in the related Account Agreement.

     MAXIMUM PRINCIPAL PAYMENT: As to any Distribution Date after the end of the Revolving Period, an amount equal to the product of the Fixed Allocation Percentage and Principal Collections for the related Collection Period.

     MINIMUM TRANSFEROR'S INTEREST: As to any date, an amount equal to the greater of (i) 2.00% of the Invested Amount on such date and (ii) the Transferor Subordinated Amount on such date.

     MOODY'S: Moody's Investors Service, Inc., or its successor in interest.

     MORTGAGE: The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Home Equity Loan or creating a first or junior lien on a leasehold interest insofar as such leasehold interest exceeds the term of the related mortgage by five years.

     MORTGAGE FILE: The mortgage documents listed in Section 2.01(b) pertaining to a Home Equity Loan and any additional documents required to be added to the related Mortgage File pursuant to this Agreement.

     MORTGAGED PROPERTY: The underlying property securing a Home Equity Loan.

     MORTGAGOR: As to any Home Equity Loan, the obligor under the related Account Agreement.

     NET LIQUIDATION PROCEEDS: As to any Liquidated Home Equity Loan and Collection Period, Liquidation Proceeds realized by the Servicer during such Collection Period net of related Liquidation Expenses.

     NONPAYMENT: With respect to any Distribution Date, any Guaranteed Distributions owing in respect of such Distribution Date.

     OFFICER'S CERTIFICATE: A certificate signed by the Chief Executive Officer, the President, the Chief Financial Officer, an Executive Vice President, a Senior Vice President, the Treasurer, the Controller or a Vice President of the Servicer or the Transferor, as the case may be, and delivered to the Trustee.

     ONE-MONTH LIBOR: As to any Distribution Date:

     (i) the posted rate for United States dollar deposits for one month which appears on Telerate Page 3750 (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Distribution Date (or as of the second LIBOR Business Day before the Closing Date in the case of the first Distribution Date). If no such posted rate appears, One-Month LIBOR shall be determined on such date as described in clause (ii) below. "Telerate Page 3750" means the display page designated on the Bridge Information Systems Telerate Service (or such other page as may replace such page on such service, or such other service as may be nominated as the information vendor for the purpose of displaying London interbank offered rates of major banks).

     (ii) if on such date no posted rate appears on Telerate Page 3750 as described in clause (i) above, the Trustee shall request the principal London office of each of three reference banks (which shall be Chase Manhattan Bank, Citibank, N.A., and The Bank of New York, so long as each such bank is engaged in transactions in the London interbank market) ("Reference Banks") to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two Reference Banks provide the Trustee with such offered quotations, then One-Month LIBOR on such date shall be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with a 5/1,000th of a percent (0.00005) rounded upwards) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such an offered quotation, One-Month LIBOR on such date shall be the arithmetic mean (rounded, if necessary, to the nearest 1/100,000th of a percent (0.0000001), with five one-millionths of a percent (0.00000005) rounded upwards) of the offered per annum rates which one or more leading banks in The City of New York selected by the Trustee (after consultation with the Servicer) are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, One-Month LIBOR shall be the One-Month LIBOR applicable to the immediately preceding Distribution Date.

     OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee and the Certificate Insurer, who may be internal counsel for the Servicer.

     ORIGINAL CERTIFICATE PRINCIPAL BALANCE and ORIGINAL INVESTED AMOUNT:
$500,000,000.

     ORIGINAL TRANSFEROR'S INTEREST BALANCE: An amount equal to the Initial Cut-off Date Pool Balance minus the Original Invested Amount.

     OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the excess, if any, of the Invested Amount over the Certificate Principal Balance as of such Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date (other than any Accelerated Principal Distribution Amounts)).

     OWNERSHIP INTEREST: With respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     PARTIALLY CHARGED OFF HOME EQUITY LOAN: A defaulted Home Equity Loan that is not a Liquidated Home Equity Loan and as to which (i) collection procedures by the Servicer are ongoing and (ii) the Servicer has charged off a portion, but not all, of the related Principal Balance.

     PERCENTAGE INTEREST: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made thereon, such percentage interest being equal to the percentage obtained by dividing the initial principal balance of such Certificate by the Original Certificate Principal Balance.

     PERMITTED INVESTMENTS: One or more of the following:

     (i) obligations of, or guaranteed as to timely principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest short-term rating categories;

     (iii) certificates of deposit, demand and time deposits and bankers' acceptances (which shall each have an original maturity of not more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof shall be rated by each Rating Agency in its highest short-term rating category;

     (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition shall be rated by each Rating Agency in its highest short-term rating category;

     (v) investments in money market mutual funds registered under the Investment Company Act of 1940, as amended, that are rated by each Rating Agency in its highest rating category; provided, that if Standard & Poor's is a Rating Agency, the rating of such money market funds shall be AAAm or AAAm-G; and

     (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and that will not result in a reduction in the then-current rating or ratings of the Certificates without taking into account the Certificate Insurance Policy, as evidenced by a letter to such effect from such Rating Agency.

     PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     POOL BALANCE: As to any date, the sum of (i) the aggregate of the unpaid Principal Balances of all Home Equity Loans, including any Additional Balances relating thereto, as of such date, and (ii) amounts, if any, otherwise allocable to the Transferor's Interest that are required to be retained in the Collection Account pursuant to Section 5.01(h) when the Transferor's Interest is less than the Minimum Transferor's Interest.

     POOL FACTOR: As to any Distribution Date, the percentage (carried to six places) obtained by dividing the Certificate Principal Balance for such Distribution Date (before taking into account any distributions of principal to be made on such Distribution Date) by the Original Certificate Principal Balance.

     PREFERENCE AMOUNT: As defined in the Certificate Insurance Policy.

     PREMIUM AMOUNT: An amount equal to the "Premium" specified in the Insurance Agreement or in any side letter with respect to such agreement by and between the Certificate Insurer and the Transferor.

     PREMIUM PERCENTAGE: The percentage specified in the Insurance Agreement or in any side letter with respect to such agreement by and between the Certificate Insurer and the Transferor.

     PRINCIPAL BALANCE: As to any Home Equity Loan (other than a Liquidated Home Equity Loan or a Fully Charged Off Home Equity Loan which, in both cases, has a Principal Balance of zero) and day, its Initial Cut-off Date Principal Balance or Subsequent Cut-off Date Principal Balance, as applicable, plus any related Additional Balances, minus the sum of (i) all collections credited against the Principal Balance of such Home Equity Loan in accordance with the related Account Agreement prior to such day and any Insurance Proceeds received prior to such day and applied to the reduction of the Principal Balance of such Home Equity Loan, and (ii) all Charged Off Amounts, if any, with respect to such Home Equity Loan and applied to the reduction of the Principal Balance of such Home Equity Loan prior to such day. For purposes of this definition, a Liquidated Home Equity Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Home Equity Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

     PRINCIPAL COLLECTIONS: As to any Home Equity Loan and Collection Period, the sum of (i) the portion of the payment received from the related Mortgagor during such Collection Period and applied in reduction of the principal balance of such Home Equity Loan in accordance with the terms of the related Account Agreement; (ii) the principal portion of Net Liquidation Proceeds and Insurance Proceeds for such Home Equity Loan and Collection Period; and (iii) the principal portion of any Transfer Deposit Amount of a retransferred Home Equity Loan.

     PROPERTY PROTECTION EXPENSES: Expenses paid or incurred by or for the account of the Servicer in connection with the preservation or protection of a Mortgaged Property or the security of a Mortgaged Property including (i) hazard insurance policy premiums, (ii) real estate taxes and property repair, replacement, protection and preservation expenses, (iii) amounts expended to cure, prevent or repay any default with respect to any mortgage senior to that of the related Home Equity Loan, and (iv) similar expenses reasonably paid or incurred to preserve or protect the value of such security.

     PROPERTY VALUATION: As to any Mortgaged Property and time referred to herein, the appraised value of such Mortgaged Property based upon the most recent appraisal made by or on behalf of the Servicer or, if no such appraisal was made, the most recent evaluation of the value thereof made by the Servicer.

     PROVIDIAN: Providian National Bank, a national banking association.

     RAPID AMORTIZATION EVENT: As defined in Section 11.01.

     RAPID AMORTIZATION PERIOD: The period beginning on September 1, 2004 (or, if earlier, upon the occurrence of a Rapid Amortization Event) and ending upon the termination of the Trust pursuant to Section 10.01.

     RATING AGENCY: Any statistical credit rating agency, or its successor, that rated the Certificates at the request of the Transferor at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Trustee and the Transferor. References herein to the highest rating categories of a Rating Agency shall mean AAA (long-term), AAAm or AAAm-G (money market funds) and A-1 (short-term) in the case of Standard & Poor's and Aaa (long-term) and P-1 (short-term) in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings.

     RECORD DATE: As to any Distribution Date, the last day of the month (or if such last day is not a Business Day, the Business Day immediately preceding such last day) preceding the month of such Distribution Date; provided, that as to the first Distribution Date, the Record Date shall be the Closing Date.

     REIMBURSEMENT AMOUNT: As to any Distribution Date, the sum of (i) all Insured Payments paid by the Certificate Insurer for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to
Section 5.01(a), together with interest accrued thereon calculated at the rate specified in the Insurance Agreement from the date the Trustee received the related Insured Payments, and (ii) any other amounts then due and owing to the Certificate Insurer under the Insurance Agreement or the Certificate Insurance Policy, together with interest on such amounts at the rate specified in the Insurance Agreement. The Certificate Insurer shall notify the Trustee and the Servicer of the amount of any Reimbursement Amount on or before the related Determination Date.

     REMOVAL DATE: With respect to any Collection Period prior to the commencement of the Rapid Amortization Period, the last business day of such Collection Period.

     REMOVAL NOTICE DATE: As defined in Section 2.06.

     REQUIRED ENHANCEMENT AMOUNT: As to the Closing Date, $10,000,000. For each Distribution Date thereafter, an amount equal to the product of the Required Enhancement Percentage and the Certificate Principal Balance; provided, however, that in no event will the Required Enhancement Amount be less than a floor amount equal to the greater of (i) $7,500,000 and (ii) the sum of (a) $5,000,000 and (b) the aggregate Principal Balance of all Home Equity Loans that are 180 or more days delinquent.

     REQUIRED ENHANCEMENT PERCENTAGE: As defined in the Insurance Agreement.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Distribution Date, the amount, if any, by which the Required Enhancement Amount for such Distribution Date exceeds the Transferor Subordinated Amount for such Distribution Date.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     REVOLVING PERIOD: The period beginning on the Closing Date and ending on the day immediately preceding the day on which the Managed Amortization Period begins (or, if earlier, upon the occurrence of a Rapid Amortization Event).

     SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, as amended, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     SALE AGREEMENT: The Home Equity Loan Sale Agreement dated as of the Closing Date, between the Transferor and the Depositor.

     SCHEDULED MATURITY DATE: The Distribution Date in June 2025.

     SCHEDULED PRINCIPAL COLLECTIONS PAYMENT: With respect to any Distribution Date during the Revolving Period, $0. With respect to any Distribution Date during the Managed Amortization Period, an amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date during the Rapid Amortization Period, an amount equal to the Maximum Principal Payment.

     SERVICER: Providian, or its successor in interest or any successor servicer appointed as herein provided.

     SERVICER DEFAULT: As defined in Section 8.01.

     SERVICING CERTIFICATE: A certificate completed by and executed on behalf of the Servicer in accordance with Section 4.01.

     SERVICING FEE: As defined in Section 3.08.

     SERVICING FEE RATE: 0.65% per annum.

     SERVICING OFFICER: Any officer of the Servicer whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     STATISTICAL CALCULATION DATE: The close of business on February 28, 1999.

     SUBSEQUENT CUT-OFF DATE: With respect to any Subsequent Home Equity Loan, the date as of which such Subsequent Home Equity Loan is transferred to the Trust, as specified in the related Subsequent Transfer Agreement.

     SUBSEQUENT HOME EQUITY LOANS: The revolving home equity loans (including the rights to receive payments thereunder) transferred and assigned to the Trust pursuant to a Subsequent Transfer Agreement, together with the related Mortgage File documents and the rights thereunder conveyed to the Trust as of the related Subsequent Cut-off Date.

     SUBSEQUENT SELECTION DATE: With respect to any Subsequent Home Equity Loan, the date as of which such Subsequent Home Equity Loan is selected by the Transferor for inclusion in the Trust.

     SUBSEQUENT TRANSFER AGREEMENT: Each subsequent transfer agreement dated as of a Subsequent Cut-off Date and executed by the Transferor and the Trustee substantially in the form of Exhibit 2 to the Sale Agreement, by which the related Subsequent Home Equity Loans are sold to the Trust.

     TRANSFER: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     TRANSFER DATE: With respect to any Eligible Substitute Home Equity Loan, the date on which such Eligible Substitute Home Equity Loan is conveyed to the Trust under the terms hereof.

     TRANSFER DEFICIENCY: As defined in Section 2.02(b).

     TRANSFER DEPOSIT AMOUNT: As defined in Section 2.02(b).

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     TRANSFEROR: Providian, or its successor in interest, as transferor of the Initial Home Equity Loans to the Depositor and transferor of any Additional Balances and Subsequent Home Equity Loans to the Trust.

     TRANSFEROR INTEREST COLLECTIONS: With respect to any Distribution Date, Interest Collections for the related Collection Period less Certificate Interest Collections for such Distribution Date.

     TRANSFEROR PRINCIPAL COLLECTIONS: With respect to any Distribution Date, Principal Collections for the related Collection Period less the portion of such Principal Collections required to be distributed to Certificateholders on such Distribution Date pursuant to Section 5.01(b).

     TRANSFEROR SUBORDINATED AMOUNT: As to any Distribution Date, an amount (but not in excess of the Transferor Subordinated Amount on the immediately preceding Distribution Date) equal to the least of:

                  (i) $10,000,000 less the sum of (A) the aggregate amount of Transferor Interest Collections and Transferor Principal Collections otherwise allocable to the Transferor's Interest that previously have been distributed to Certificateholders pursuant to Section 5.01(c)(i) and (B) the aggregate amount of Investor Loss Amounts that previously have been reallocated to the Transferor's Interest pursuant to Section 5.01(c)(ii); and

                  (ii) the Required Enhancement Amount.

     TRANSFEROR'S INTEREST: The uncertificated ownership interest in the remainder of the Trust Fund not allocated to the Certificates.

     TRANSFEROR'S INTEREST BALANCE: As of any date of determination, an amount equal to the Pool Balance as of the end of the day next preceding such date of determination minus the Invested Amount as of the end of such day.

     TRUST: The trust created by this Agreement and designated "Providian Home Equity Loan Trust 1999-1".

     TRUST FUND: The corpus of the Trust consisting of the following:

     (i) the Cut-off Date Principal Balance of each Home Equity Loan and the amount of any Additional Balances, and all payments of interest and principal due and received thereon, from whatever source derived, received on or with respect to such Home Equity Loans after the related Cut-off Date and with respect to such Additional Balances;

     (ii) property that secured a Home Equity Loan and that has been acquired by foreclosure, deed in lieu of foreclosure or otherwise;

     (iii) the related Mortgage File documents for each Home Equity Loan;

     (iv) such assets as shall from time to time be identified as deposited in the Collection Account and the Certificate Account in accordance with this Agreement;

     (v) the Certificate Insurance Policy;

     (vi) all of the Depositor's rights under the Sale Agreement;

     (vii) any insurance policies relating to the Home Equity Loans, including hazard insurance policies; and

     (viii) all proceeds of each of the foregoing.

     TRUSTEE: The institution executing this Agreement as Trustee, or its successor in interest, or any successor trustee that has been appointed in accordance with the terms of this Agreement.

     UCC: The Uniform Commercial Code as in effect in any state where the filing of a financing statement is required to perfect the Trust's interest in the Trust Fund and any proceeds thereof.

     UNPAID INVESTOR LOSS AMOUNT: With respect to any Distribution Date, the aggregate amount of Investor Loss Amounts (or portions thereof) for all prior Distribution Dates that were not previously (i) paid to Certificateholders from Certificate Interest Collections pursuant to Section 5.01(a)(iv) or (v), (ii) paid to Certificateholders from Transferor Interest Collections and Transferor Principal Collections pursuant to Section 5.01(c)(i), (iii) reallocated to the Transferor's Interest pursuant to Section 5.01(c)(ii), or (iv) paid to Certificateholders from Insured Payments pursuant to Section 5.01(d).

     WEIGHTED AVERAGE LOAN RATE: With respect to any Distribution Date, the weighted average of the applicable Loan Rates on the Home Equity Loans as of the last Business Day of the third calendar month preceding such Distribution Date, weighted based on the outstanding Principal Balances of the Home Equity Loans as of the last Business Day of the third calendar month preceding such Distribution Date.

     Section 1.02. OTHER DEFINITIONAL PROVISIONS. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

     The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to such Person's permitted successors and assigns.

     Section 1.03. INTEREST CALCULATIONS. All calculations of the interest on the Certificates shall be made on the basis of the actual number of days in an Accrual Period and a year assumed to consist of 360 days and all calculations of the Servicing Fee shall be made on the basis of the actual number of days in the Collection Period and a year assumed to consist of 360 days.

                                   ARTICLE II

                    Conveyance of Initial Home Equity Loans;
                        Original Issuance of Certificates

     Section 2.01. CONVEYANCE OF INITIAL HOME EQUITY LOANS.

          (a) In consideration of the Trustee's delivery to or upon the order of the Depositor of the Certificates in an aggregate amount equal to the Original Certificate Principal Balance, the Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Depositor in and to the Trust Fund; provided, however, that the Transferor retains the obligation under each Account Agreement to provide for the future funding of any Additional Balances thereunder, and neither the Depositor, the Trustee nor the Trust assumes the obligation to fund any such Additional Balances.

     Notwithstanding the characterization of the Certificates as debt for federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Initial Home Equity Loans from the Transferor to the Depositor and from the Depositor to the Trust as provided herein as a sale for non-tax purposes from the Transferor to the Depositor and from the Depositor to the Trust, respectively, of all of their respective right, title and interest in and to the Initial Home Equity Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale for the purposes described in the preceding sentence, the Transferor and the Depositor hereby grant to the Custodian for the benefit of the Trustee a first priority security interest in all of their respective right, title and interest in and to (i) the assets of the Trust Fund, and (ii) any Eligible Substitute Home Equity Loans, Subsequent Home Equity Loans or Additional Balances added to the Trust Fund from time to time; and this Agreement shall constitute a security agreement under applicable law.

     In connection with such assignment, transfer and conveyance of the Trust Fund, on or before the Closing Date (i) the Transferor shall file in the appropriate office of any applicable state, county or other relevant jurisdiction a UCC-1 financing statement executed by the Transferor as debtor, naming the Depositor as secured party and listing as collateral the Initial Home Equity Loans identified on the Home Equity Loan Schedule and all other property constituting the Trust Fund, and (ii) the Depositor will file in the appropriate office in the State in which the principal place of business of the Depositor is located a UCC-1 financing statement executed by the Depositor as debtor, naming the Trustee as secured party and listing as collateral the Initial Home Equity Loans identified on the Home Equity Loan Schedule and all other property constituting the Trust Fund. In connection with such filings, the Transferor and the Depositor agree that they shall each cause to be filed all necessary continuation statements thereof and to take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Initial Home Equity Loans and the proceeds thereof allocable thereto.

          (b) In connection with the foregoing assignment, transfer and conveyance by the Transferor and Depositor, and except as provided in the immediately following paragraph, the Transferor shall deliver to, and deposit with, the Custodian, on or before the Closing Date, the Mortgage Files, including but not limited to the following documents or instruments with respect to each Initial Home Equity Loan so assigned and transferred (other than any Initial Home Equity Loans that have been prepaid in full before or on the Initial Cut-off Date):

                (i) the original Account Agreement;

               (ii) the related Mortgage with evidence of recording indicated thereon;

              (iii) subject to paragraph (e) below, an assignment in blank of the Mortgage in recordable form (which may be a blanket assignment); and

               (iv) as to each Initial Home Equity Loan with title insurance, evidence of such insurance (but only to the extent such evidence is included in the related Mortgage File).

     If the Transferor cannot deliver a Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement, the Transferor shall deliver to the Custodian, as agent for the Trustee, an Officer's Certificate, with a photocopy of such Mortgage attached thereto, stating that such Mortgage has been delivered to the appropriate public recording office for recordation. Promptly upon receipt thereof from the applicable public recording office, the Transferor shall deliver to the Custodian either (i) such Mortgage with evidence of recording thereon or (ii) a true copy of such Mortgage issued by such public recording office.

          (c) The Servicer further confirms to the Trustee and the Certificate Insurer that it has caused its computer files relating to the Initial Home Equity Loans or those of any subservicer to clearly and unambiguously indicate that the Initial Home Equity Loans have been assigned and transferred to the Trust and constitute part of the Trust Fund in accordance with the terms hereof.

          (d) Within sixty(60) days following delivery of the Mortgage Files to the Custodian, the Custodian shall review or cause to be reviewed each Mortgage File to ascertain that all required documents set forth in this Section have been executed and received, and that such documents relate to the Home Equity Loans identified on the Home Equity Loan Schedule. In so doing, the Custodian may rely on the purported due execution and genuineness of any signature thereon. If within such sixty (60) day period the Custodian finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Home Equity Loans identified in the Home Equity Loan Schedule, the Custodian shall promptly notify the Transferor, and the Transferor shall have a period of sixty (60) days after such notice within which to correct or cure any such defect.

          (e) The Transferor shall deliver to the Custodian, within ninety (90) days of the Closing Date, assignments of each Mortgage in recordable form, which may be blanket assignments for each county where the Mortgages are located. The Custodian shall review or cause to be reviewed such assignments within thirty
(30) days of receipt to ascertain that they have been executed, and that they relate to the Home Equity Loans identified on the Home Equity Loan Schedule. If the Custodian determines that any required assignments have not been delivered or any assignments have not been executed, the Custodian shall promptly notify the Transferor and the Certificate Insurer, and the Transferor shall correct or cure any such defect.

     Within ninety (90) days after the Closing Date, the Transferor shall at its own expense either (i) submit the assignments of the Mortgages for recording in the appropriate public offices for real property records and instruct the recording offices to return the original recorded assignments to the Custodian or (ii) deliver to the Custodian, an Opinion of Counsel to the effect that the failure to record the assignments of Mortgage will not impair the validity of the transfer of the related Home Equity Loans to the Trustee, in which case the Custodian shall not submit the assignments of Mortgage for recording but instead shall hold the assignments of Mortgage. The Custodian shall retain a copy of each assignment of Mortgage submitted for recording. In the event that any such assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor, at its own expense, shall promptly prepare a substitute assignment of Mortgage or cure any such defect, as the case may be, and thereafter the Transferor shall submit each such assignment of Mortgage for recording.

     If the Transferor fails to deliver to the Custodian or record the assignments of the Home Equity Loans as provided above, the Custodian shall prepare and file or cause to be prepared and filed, at the expense of the Transferor, such assignments in the appropriate real property or other records and the Transferor hereby appoints the Custodian as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation and filing.

     The Custodian shall have no responsibility for reviewing any Mortgage File except as expressly provided in Section 2.01(d) and (e). Without limiting the effect of the preceding sentence, in reviewing any Mortgage File, the Custodian shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine that the Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

          (f) On the Closing Date, the Transferor shall deliver the Certificate Insurance Policy to the Trustee.

     Section 2.02. ACCEPTANCE BY TRUSTEE; REMOVAL OF HOME EQUITY LOANS; SUBSTITUTION OF ELIGIBLE SUBSTITUTE HOME EQUITY LOANS; SUBSEQUENT HOME EQUITY LOANS.

          (a) The Trustee acknowledges the assignment and transfer of the Account Agreements and the Mortgages pursuant to Section 2.01, and declares that it will hold the Trust Fund in trust, upon the terms herein set forth, for the use and benefit of all present and future Holders, the owner of the Transferor's Interest and the Certificate Insurer.

          (b) If the time to correct or cure any defect of which the Trustee has notified the Transferor and the Certificate Insurer following any review by the Trustee of the Mortgage Files pursuant to Section 2.01 has expired without any correction or cure or if any loss that materially and adversely affects the interests of the Certificateholders is incurred in respect of any Home Equity Loan as a result of a material defect in any document constituting a part of a Mortgage File, then on the Business Day next preceding the Distribution Date in the month following the Collection Period in which the time to correct or cure such defect expired or such loss occurred, the Transferor shall deposit in the Certificate Account the Transfer Deposit Amount, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Home Equity Loan shall be deemed to be removed, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Transferor or its designee on such Business Day, and the Principal Balance of such Home Equity Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Principal Balance of such Home Equity Loan to the end of the related Collection Period shall be the property of the Trust. The Servicer shall determine if the removal of such Principal Balance from the Pool Balance in accordance with the preceding sentence would cause the Transferor's Interest Balance to be less than the Minimum Transferor's Interest (a "Transfer Deficiency"), in which event the Servicer shall deliver written notice of such deficiency to the Trustee and to the Certificate Insurer, and within five Business Days after the Business Day of such removal, the Transferor shall either (i) substitute one or more Eligible Substitute Home Equity Loans or (ii) deposit into the Certificate Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency or a combination of both (i) and (ii) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for any such Defective Home Equity Loan.

     Upon receipt of any Eligible Substitute Home Equity Loan or of written notification signed by a Servicing Officer to the effect that the Transfer Deposit Amount in respect of a Defective Home Equity Loan has been deposited into the Certificate Account or, if the Transferor's Interest Balance is not reduced below the Minimum Transferor's Interest as a result of the deemed removal of a Defective Home Equity Loan, then as promptly as practicable following such deemed transfer, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Servicer, in each case without recourse, as shall be necessary to vest in the Transferor legal and beneficial ownership of such repurchased or removed Home Equity Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto). It is understood and agreed that the obligation of the Transferor to accept a transfer of a Defective Home Equity Loan and to either convey an Eligible Substitute Home Equity Loan or to make a deposit of any related Transfer Deposit Amount into the Certificate Account shall constitute the sole remedy respecting such defect available to Certificateholders, the Trustee or the Certificate Insurer.

     Notwithstanding any other provision of this paragraph (b), a removal of a Defective Home Equity Loan to the Transferor pursuant to this Section that would cause the Transferor's Interest Balance to be less than the Minimum Transferor's Interest shall not occur if the Transferor fails to either convey an Eligible Substitute Home Equity Loan or to deposit into the Certificate Account any related Transfer Deposit Amount required by this paragraph (b) with respect to the transfer of such Defective Home Equity Loan.

          (c) For any Collection Period during which there is a Transfer Deficiency, the Servicer shall determine the Transfer Deposit Amount, if any, which shall be deposited by the Transferor into the Certificate Account on the Business Day next preceding the Distribution Date occurring in the month following such Collection Period. If the Transferor substitutes one or more Eligible Substitute Home Equity Loans, all amounts received in respect of the Eligible Substitute Home Equity Loan or Loans during the Collection Period in which the circumstances giving rise to the relevant substitution occur shall not be a part of the Trust Fund and shall not be deposited by the Servicer into the Certificate Account. All amounts received by the Servicer in respect of any Defective Home Equity Loan removed from the Trust Fund during the Collection Period in which the circumstances giving rise to such removal occur shall be deposited by the Servicer into the Certificate Account. Upon the substitution of an Eligible Substitute Home Equity Loan or Loans, such Home Equity Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have (i) entered into or made with respect to such Eligible Substitute Home Equity Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.04 and (ii) represented that such Eligible Substitute Home Equity Loan satisfies the criteria set forth in the definition of "Eligible Substitute Home Equity Loan" herein. The procedures applied by the Transferor in selecting each Eligible Substitute Home Equity Loan shall not be adverse to the interests of the Trustee, the Certificate Insurer and the Certificateholders.

     The provisions of this paragraph (c) shall apply to (i) any removal of a Defective Home Equity Loan or Loans and (ii) the substitution of Eligible Substitute Home Equity Loan or Loans pursuant to Section 2.04 and 3.01(e).

     The Home Equity Loan Schedule shall be amended from time to time by the Servicer to reflect the removal of any Home Equity Loans from the Trust Fund, the substitution of any Eligible Substitute Home Equity Loans, and the conveyance of any Subsequent Home Equity Loans to the Trust Fund. When so amended, the Home Equity Loan Schedule shall include the information set forth above with respect to each Eligible Substitute Home Equity Loan and/or Subsequent Home Equity Loan as of the date of substitution or related Cut-off Date, respectively.

     Section 2.03. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER.

          (a) The Servicer represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders that:

                (i) The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has the corporate power to own its assets and to transact the business in which it is currently engaged;

                (ii) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and the rights of creditors of national banking associations and by the availability of equitable remedies;

                (iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency, which consent the Servicer has not already obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement; provided, that the Servicer makes no representation or warranty regarding state securities or blue sky laws in connection with the distribution of the Certificates;

                (iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or the charter or bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer is bound;

                (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Servicer, threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, in the opinion of the Servicer, would have a material adverse effect on the transactions contemplated by this Agreement; and

                (vi)On the Closing Date, pursuant to the Sale Agreement, the Transferor will assign and transfer all of its right, title and interest in the Initial Home Equity Loans to the Depositor.

          (b) Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties in paragraph (a) above that materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. Within sixty (60) days of its discovery or receipt of notice of any such breach, the Transferor shall use all reasonable efforts to cure such breach in all material respects.

     Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR REGARDING THE INITIAL HOME EQUITY LOANS; REPURCHASE AND SUBSTITUTION OBLIGATIONS. As indicated in Section 2.03(a)(vi), on the Closing Date the Initial Home Equity Loans are being assigned and transferred by the Transferor to the Depositor pursuant to the Sale Agreement. In connection with such assignment and transfer, the Transferor is making the representations and warranties in this Section 2.04 to the Depositor. As a condition of the purchase by the Depositor, the Depositor has required that the Transferor make such representations and warranties directly to the Trustee, the Certificate Insurer and the Certificateholders, so that the Trustee may recover directly against the Transferor on such representations and warranties rather than indirectly through claims by the Depositor against the Transferor. Consequently, the Transferor represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as to each Initial Home Equity Loan that, as of the Statistical Calculation Date (unless otherwise specified):

                (i) The information set forth in the Home Equity Loan Schedule was true and correct in all material respects as of the date or dates respecting which such information was furnished;

                (ii) As of the Closing Date, each Mortgage is a valid lien on the related Mortgaged Property subject only to (a) the lien of current real property taxes and assessments, (b) any related senior mortgage,
          (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area in which the related Mortgaged Property is located or specifically reflected in the Property Valuation obtained in connection with its origination and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                (iii) As of the Closing Date, immediately prior to the transfer and assignment by the Transferor to the Depositor referred to in
          Section 2.03(a)(vi) hereof and the transfer and assignment by the Depositor to the Trust Fund referred to in Section 2.01, the Transferor had good title to each Initial Home Equity Loan and was authorized to assign and transfer each Initial Home Equity Loan to the Depositor;

                (iv) No payment of interest on or in respect of any Initial Home Equity Loan is more than ninety (90) days delinquent;

                (v) To the best knowledge of the Transferor, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or concurrent with, the lien of such Mortgage except those which are insured against by a title insurance policy referred to in
          (x) below or which are immaterial in nature;

                (vi) To the best knowledge of the Transferor, there is no delinquent tax or assessment lien against any Mortgaged Property;

                (vii) As of the Closing Date, to the best knowledge of the Transferor, there is no valid offset, defense or counterclaim to any Account Agreement or Mortgage;

                (viii) To the best knowledge of the Transferor, without independent investigation, the related Mortgaged Property is free of material damage, including damage by water, flood or similar casualty, and is in good repair (excluding any damage to such Mortgaged Property from the presence of hazardous wastes or hazardous substances, as to which no representation or warranty is made);

                (ix) As of the date of origination of each Initial Home Equity Loan and as of the Closing Date, all applicable requirements of federal, state or local laws, including truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws and the regulations promulgated thereunder that are applicable to the origination and servicing of such Initial Home Equity Loans have been complied with in all material respects, and the consummation of the transactions herein contemplated, including the payment of interest to Certificateholders, will not violate such laws in any material respect;

                (x) As of the Closing Date, as to each Initial Home Equity Loan for which title insurance is included in the related Mortgage File, a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor, was issued on or as of the date of the recording of the related Mortgage, and each such policy or binder is valid and remains in full force and effect;

                (xi) The Transferor has not received a notice of default of any senior mortgage related to a Mortgaged Property that has not been cured by a party other than the Transferor;

                (xii) As of the Closing Date and as to each Initial Home Equity Loan, the definition of "Prime Rate" for each day set forth in the related Account Agreement is the highest prime rate published on the last Business Day of the preceding month in the "Money Rates" section of The Wall Street Journal (and during such Home Equity Loan's amortization period as determined every six (6) months);

                (xiii) At the date of the origination of each Initial Home Equity Loan, the Combined Loan-to-Value Ratio for each Initial Home Equity Loan was not in excess of 125%;

                (xiv) Approximately 98.68% of the Initial Home Equity Loans by Initial Cut-off Date Principal Balance were, as of the date of their origination, the primary residences of the related Mortgagors, based on representations made by such Mortgagors;

                (xv) With respect to each Initial Home Equity Loan originated by the Transferor, the Transferor performed or obtained an evaluation of the value of the related Mortgaged Property in connection with the origination of such Initial Home Equity Loan;

                (xvi) As of the Closing Date, no selection procedure believed by the Transferor to be adverse to the interests of the Certificateholders and the Certificate Insurer was used in selecting the Initial Home Equity Loans for inclusion in the Trust Fund;

                (xvii) On or before the date of origination of each Initial Home Equity Loan with a Credit Limit of $50,000 or more originated before June 1998, the Transferor verified that: (a) the related Mortgagor had procured a hazard insurance policy that insures against loss by fire and by hazards included within the term "extended coverage" for the related Mortgaged Property in an amount acceptable to the Transferor;
          (b) such policy contained a standard mortgagee's clause with an appropriate endorsement in favor of the Transferor; and (c) the coverage would extend for at least thirty (30) days following the origination of such Initial Home Equity Loan. In general, such hazard insurance policy for each Initial Home Equity Loan was in an amount approximately equal to the lesser of: (y) the full insurable value of the improvements located on the related Mortgaged Property; or (z) the sum of the Credit Limit of such Initial Home Equity Loan and the outstanding balance of any mortgage senior to such Initial Home Equity Loan; and

                (xviii) If, at the time of origination, the related Mortgaged Property was located in an area designated by the Federal Emergency Management Agency as having special flood hazards, the Transferor required that the related Mortgagor obtain a flood insurance policy that met the then-current guidelines of the Federal Emergency Management Agency from an insurance carrier that was acceptable to the Transferor in an amount representing coverage not less than the least of: (a) the sum of the Credit Limit of such Initial Home Equity Loan and the outstanding balance of any mortgage senior to such Initial Home Equity Loan; (b) the full insurable value of improvements located on such Mortgaged Property; or (c) the minimum amount of insurance which is available under the federal flood insurance laws.

     The representations and warranties set forth in this Section shall survive the transfer and assignment of the Initial Home Equity Loans to the Depositor, and the transfer and assignment thereof by the Depositor to the Trust. Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Transferor as to the facts stated therein, which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in the related Initial Home Equity Loan, the party discovering such breach shall give prompt written notice to the other parties hereto. Within sixty (60) days of its discovery or receipt of notice by the Transferor of any such breach, the Transferor shall use all reasonable efforts to cure such breach in all material respects. Unless at the expiration of such sixty (60)-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, if as a result of such breach the Certificateholders' or Certificate Insurer's rights with respect to such Home Equity Loan are impaired, the Transferor shall, not later than the Business Day next preceding the Distribution Date in the month following the related Collection Period in which any such cure period expired, either (i) repurchase such Defective Home Equity Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) from the Trust Fund or (ii) remove such Defective Home Equity Loan from the Trust Fund and substitute in its place an Eligible Substitute Home Equity Loan or Loans, in either case in the same manner and subject to the same conditions as set forth in Section 2.02. Upon making any such repurchase or removal, the Transferor shall be entitled to receive an instrument of assignment of the repurchased or removed Home Equity Loan from the Trustee to the extent set forth in Section 2.02. The obligation of the Transferor to repurchase or remove any such Defective Home Equity Loan (or property acquired in respect thereof) shall constitute the sole remedy against the Transferor with respect to such breach of the foregoing representations or warranties available to Certificateholders, the Trustee on behalf of Certificateholders, or the Certificate Insurer.

     Section 2.05. EXECUTION AND AUTHENTICATION OF CERTIFICATES. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Depositor, concurrently with the transfer and assignment by the Depositor to the Trust of the Initial Home Equity Loans, Certificates in authorized denominations that, together with the Transferor's Interest, evidence the entire ownership interest in the Trust Fund.

     Section 2.06. REMOVAL OF HOME EQUITY LOANS AT ELECTION OF THE TRANSFEROR.

     Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, require the removal of certain Home Equity Loans from the Trust to the Transferor as of the related Removal Date. On or before the fifth
(5th) Business Day (each, a "Removal Notice Date") prior to the Removal Date designated in such notice, the Transferor shall give the Trustee a notice of the proposed removal that contains a list of the Home Equity Loans to be so removed. Such removal of Home Equity Loans shall be permitted upon satisfaction of the following conditions:

                (i) No Rapid Amortization Event shall have occurred;

                (ii) On the Removal Notice Date, the Transferor's Interest Balance (after giving effect on a pro forma basis to the removal from the Trust of the Home Equity Loans to be removed) is at least equal to the Minimum Transferor's Interest;

                (iii) The removal of any Home Equity Loan on any Removal Date shall not, in the reasonable belief of the Transferor, cause a Rapid Amortization Event to occur or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event;

                (iv) Within ten days after the Removal Date, the Transferor shall have delivered to the Trustee a revised Home Equity Loan Schedule, reflecting the proposed removal and on the Removal Date, the Transferor shall have caused the portions of its records relating to the Home Equity Loans to be clearly and unambiguously marked to show that the Home Equity Loans removed from the Trust and transferred to the Transferor are no longer owned by the Trust;

                (v) The Transferor shall represent and warrant that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Certificateholders or the Certificate Insurer were utilized in selecting the Home Equity Loans to be removed from the Trust;

                (vi) In connection with the first removal of Home Equity Loans pursuant to this Section, each Rating Agency shall have received on or prior to the related Removal Notice Date written notice of such proposed removal of Home Equity Loans and, prior to such Removal Date, shall have notified the Transferor in writing that such removal of Home Equity Loans would not result in a qualification, reduction or withdrawal of its then-current rating of the Certificates without taking into account the Certificate Insurance Policy; and

                (vii) The Transferor shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vi) have been performed or are true and correct, as the case may be. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

     Upon satisfaction of the above conditions, on the related Removal Date, the Trustee shall execute and deliver to the Transferor such instruments of assignment and other documents prepared by the Transferor as shall be reasonably necessary to remove such Home Equity Loan or Loans from the Trust and transfer the same to the Transferor. Any such transfer of the Trust's right, title and interest in and to Home Equity Loans to the Transferor shall be without recourse, representation or warranty by the Trust to the Transferor.

     The Home Equity Loan Schedule shall be amended to reflect all removals of Home Equity Loans provided for in this Section.

     Section 2.07. TAX TREATMENT. It is the intention of the Transferor, the Depositor, the Servicer, the owner of the Transferor's Interest and the Certificateholders (and Certificate Owners) that the Certificates will be treated as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Depositor, the Servicer, the owner of the Transferor's Interest, the Trustee and each Certificateholder (and Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) agree to treat the Certificates (or beneficial interest therein), for purposes of federal, state and local income and franchise tax, as indebtedness secured by the Home Equity Loans and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

     Section 2.08. COVENANTS OF THE DEPOSITOR. The Depositor shall not, without the prior written consent of the Certificate Insurer and the Trustee (which consent of the Trustee shall be given only upon the delivery to the Trustee by the Depositor of a letter from each Rating Agency to the effect that any of the following will not result in a qualification, reduction or withdrawal of its then-current rating of the Certificates), do any of the following:

                (i) dissolve or liquidate, in whole or in part, or file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute;

                (ii) merge or consolidate with any other corporation other than a corporation wholly owned, directly or indirectly, by the Indirect Parent, having a certificate of incorporation containing provisions identical to the covenants of this Section and executing an agreement of assumption to perform every obligation of the Depositor hereunder; or

                (iii) incur any indebtedness except in connection with, or relating to, the issuance of obligations that are rated in the highest rating category of each Rating Agency.

                                   ARTICLE III

                Administration and Servicing of Home Equity Loans

     Section 3.01. PROVIDIAN TO ACT AS SERVICER; CERTAIN TRANSFEROR REPURCHASE OBLIGATIONS.

          (a) The Servicer shall service and administer the Home Equity Loans in accordance with its customary servicing procedures. The Servicer shall have full power and independent authority to do any and all things which, in the judgment of the Servicer, are required or advisable to service and administer the Home Equity Loans. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Home Equity Loans and the related Mortgaged Properties. The Trustee shall execute, at the Servicer's direction, any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

          (b) In connection with its servicing and administration of the Home Equity Loans, the Servicer may consent to the placing or refinancing of a lien senior to that of the Mortgage on the related Mortgaged Property. Any such consent shall be consistent with the Servicer's then current practice respecting comparable home equity loans held in its own portfolio and may be given only in the following situations:

                (i) the Combined Loan-to-Value Ratio of the related Home Equity Loan following such placing or refinancing of a senior lien, based upon a current evaluation of the Mortgaged Property, does not exceed the Combined Loan-to-Value Ratio at origination of such Home Equity Loan; or

                (ii) such placement of a new senior lien is in connection with the refinancing of an outstanding senior lien and the principal balance of the new senior lien does not exceed the unpaid principal balance of the outstanding senior lien (excluding increases in the principal balance of the new senior lien due to closing costs, points and other funds for the Mortgagor's use, not to exceed 10% of the principal balance of the new senior lien);

provided, however, that any such consent shall be in compliance with the negative covenants made by the Servicer in the Insurance Agreement with respect to the placing or refinancing of a lien senior to that of the Mortgage on the related Mortgaged Properties for the Home Equity Loans.

          (c) Subject to the provisions of subsection (d), in connection with its servicing and administration of the Home Equity Loans, the Servicer may increase the Credit Limit specified in the related Account Agreement by modifying such Account Agreement to provide for an additional amount. The Combined Loan-to-Value Ratio of such Home Equity Loan immediately following such modification, based on a current evaluation of the related Mortgaged Property, shall not exceed 125%. In addition, and subject to subsection (d), the Servicer may decrease the Margin of a Home Equity Loan specified in the related Account Agreement by modifying such Account Agreement.

          (d) In connection with its servicing and administration of the Home Equity Loans and at the request of a Mortgagor or at its own initiative, the Servicer may, subject to applicable law, agree to amend, modify or waive compliance by such Mortgagor with the related Account Agreement or any provision thereof; provided, that any such amendment, modification or waiver (i) is required by law or (ii) (A) is consistent with the Servicer's then current practice respecting comparable home equity loans held in its own portfolio, (B) does not materially and adversely affect the interests of the Certificateholders, and (C) is consistent with prudent lending business practices. Any modification, waiver or change of the nature described in Section 3.01(a) shall be deemed not to violate this paragraph (d).

          (e) In the event that:

                (i) the Transferor or the Servicer (if not the Transferor), at the direction of the Transferor, consents to (A) the placing or refinancing of a senior lien that does not satisfy the requirements of
          Section 3.01(b), (B) the modification of an Account Agreement to provide for an increased Credit Limit resulting in a Combined Loan-to-Value Ratio exceeding the limitation specified in Section 3.01(c), or
          (C) the modification or waiver of an Account Agreement that does not satisfy the requirements of Section 3.01(d); or

                (ii) any loss is suffered by the Trust Fund in respect of any Home Equity Loan as a result of the Transferor's failure to file on or within ninety (90) days subsequent to the Closing Date of the UCC-1 financing statements referred to in Section 2.01(a);

then, in each case, the Transferor shall, not later than the Business Day immediately preceding the Distribution Date in the month following the Collection Period in which such modification, change, loss or consent occurred, either repurchase the applicable Home Equity Loan or Loans, or substitute one or more Eligible Substitute Home Equity Loans for such Home Equity Loan or Loans.

     Each repurchase or substitution shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.02. Upon completing any such repurchase or substitution, the Transferor shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02.

     The Home Equity Loan Schedule shall be amended to reflect all deletions or substitutions of Home Equity Loans provided for in this Section.

          (f) The Servicer, in its sole discretion, may grant an extension of the Conversion Date of any Home Equity Loan; provided, that the extension does not cause the Home Equity Loan's maturity to occur after the Scheduled Maturity Date.

          (g) Any Home Equity Loans as to which payments have been deferred pursuant to a Home Protection Plan or any similar plan offered by the Transferor providing for deferral of payments shall not be considered delinquent or in default for any purpose under this Agreement.

     Section 3.02. COLLECTION OF CERTAIN HOME EQUITY LOAN PAYMENTS.

          (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its own servicing portfolio comparable to the Home Equity Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer may, in its discretion, do the following:

                (i) waive any late payment charge or any assumption fees or other fees that may be collected in the ordinary course of servicing the Home Equity Loans;

                (ii) if a Mortgagor is in default or about to be in default because of such Mortgagor's financial condition, arrange with such Mortgagor a schedule for the payment of any unpaid interest or principal, if such arrangement is determined by the Servicer to be reasonable and consistent with its then-current practice respecting comparable home equity loans held in its own portfolio, including its practices regarding home equity loans secured by mortgaged properties located in federally designated disaster areas; and

                (iii) waive compliance with or modify the terms of a Home Equity Loan as appropriate to permit the related Mortgagor to bring such Home Equity Loan current and/or remedy any deviations from compliance with the documentation for such Home Equity Loan.

          (b) On or before the Closing Date, the Servicer shall establish and maintain with the Trustee the Collection Account as a single, separate trust account. After the Closing Date, the Servicer shall, on a daily basis, deposit into the Collection Account, within two (2) Business Days following the date of processing (or, in the case of any repurchases or removals pursuant to Section 2.02, 2.04 or 3.01, the Servicer shall deposit into the Collection Account on the Business Day immediately preceding the related Distribution Date), the following payments on and collections in respect of the Home Equity Loans:

                (i) All Interest Collections and, except during the Revolving Period, Principal Collections (but only to the extent specified below);

                (ii) The Transfer Deposit Amount in respect of any Home Equity Loans transferred, substituted or repurchased pursuant to Sections 2.02, 2.04 and 3.01;

                (iii) All Net Liquidation Proceeds; and

                (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be applied by the Servicer pursuant to the last sentence of the following paragraph).

     The foregoing requirements with respect to deposits to the Collection Account are exclusive. Without limiting the generality of the preceding sentence, the Servicer shall not be required to deposit into the Collection Account amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. If any such amounts are deposited into the Collection Account, the Trustee shall remit such amounts to the Servicer at the Servicer's direction in accordance with the Servicer's normal servicing procedures. The Servicer shall apply any Insurance Proceeds received in respect of a Home Equity Loan in reduction of the Principal Balance thereof.

     Notwithstanding anything to the contrary in this subsection (b), for so long as Providian remains the Servicer and at such future time as Providian receives a certificate of deposit rating of "P-1" by Moody's and "A-1" or better by S&P, then the Servicer need not make the daily deposits into the Collection Account as provided in this subsection (b), but may make a single monthly remittance by wire transfer to the Trustee for deposit into the Collection Account not later than the Business Day preceding the related Distribution Date.

     Subject to the foregoing, during the Managed Amortization Period, deposits of Principal Collections into the Collection Account for any Collection Period and day during such Collection Period shall be made in an amount (but only if such amount is greater than $0) equal to the aggregate amount of Principal Collections for such Collection Period through such day less the sum of (i) the aggregate amount of draws by Mortgagors for such Collection Period through such day and (ii) the aggregate amount of Principal Collections for such Collection Period previously deposited into the Collection Account prior to such day.

     Notwithstanding the foregoing and regardless of whether the Servicer is required to make deposits into the Collection Account on a daily basis or a monthly basis pursuant to this subsection (b), so long as (i) the Transferor's Interest Balance exceeds the Minimum Transferor's Interest and (ii) the Servicer
(A) maintains long-term unsecured debt ratings of "Baa3" or higher by Moody's and "BBB-" or higher by S&P or (B) has provided to the Trustee a letter of credit covering collection risk of the Servicer acceptable to each Rating Agency, the Servicer shall only be required to deposit funds into the Collection Account in an amount up to, but not in excess of, the amount to be distributed to Certificateholders and the Certificate Insurer on the related Distribution Date.

          (c) At the direction of the Servicer signed by a Servicing Officer, to the extent reasonably practical the Trustee shall invest any funds in the Collection Account in Permitted Investments specified in such direction (including obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments). Such direction (i) shall be in writing, (ii) may be in the form of standing instructions and (iii) shall certify that the specified investments constitute Permitted Investments and mature at the time required by this paragraph (c). Each investment shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (unless the obligor in respect of such investment is the Trustee and the Trustee is making the distributions specified in Article V, in which case such investment may mature on such Distribution Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment of funds shall be included in Interest Collections and deposited into the Collection Account on each Distribution Date. The Trustee shall not be liable for any loss incurred in connection with any such investment except with respect to any investment issued or guaranteed by the Trustee in its individual capacity.

     Section 3.03. PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT.

          (a) The Trustee may, from time to time, make withdrawals from the Collection Account, subject to the conditions (including the receipt of directions from the Servicer) and for the purposes set forth in this Agreement, including the following:

                (i) to make deposits into the Certificate Account pursuant to
          Section 4.02;

                (ii) to reimburse or indemnify the Servicer to the extent required or permitted by Section 7.03;

                (iii) to pay accrued and unpaid Servicing Fees;

                (iv) to pay the Transferor amounts received in respect of Defective Home Equity Loans during the Collection Period in which such Defective Home Equity Loans were replaced, substituted for or repurchased or which were otherwise reflected in the calculation of the related Transfer Deposit Amount;

                (v) to pay the Transferor any remaining funds in the Collection Account after terminating the Collection Account in connection with the termination of the Trust in accordance with Section 10.01;

                (vi) to pay the Transferor an amount equal to the excess of the amount on deposit in the Collection Account over the amount required to be distributed on the following Distribution Date pursuant to
          Section 5.01; and

                (vii) to pay the Transferor any Transfer Deposit Amount, or portion thereof, that is no longer required to be deposited in the Collection Account when no Transfer Deficiency exists.

          (b) Any provision herein to the contrary notwithstanding, if the Servicer deposits into the Collection Account any amount not required to be deposited therein pursuant to Section 3.02(b), the Servicer may at any time instruct the Trustee to withdraw such amount from the Collection Account and to pay such amount to the Servicer. The Servicer shall deliver an Officer's Certificate to the Trustee which states that it is submitted pursuant to this subsection (b) and specifies any amounts deposited in error. If the facts set forth on the face of such Officer's Certificate indicate that amounts deposited were not required to be deposited into the Collection Account pursuant to
Section 3.02(b), the Trustee shall withdraw such amount and pay over such amount to the Servicer.

          (c) Any provision herein to the contrary notwithstanding, the Servicer may debit against any amount required to be deposited into the Collection Account any amount previously deposited into the Collection Account in respect of any payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment.

     Section 3.04. FLOOD INSURANCE POLICY, PROPERTY PROTECTION EXPENSES. If a Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer shall cause to be maintained flood insurance coverage, if available, with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Credit Limit of the related Home Equity Loan plus the outstanding balance of any mortgage senior to that of such Home Equity Loan, (ii) the full insurable value of any improvements located on such Mortgaged Property or (iii) the minimum amount required under the federal flood insurance laws.

     The Servicer shall incur, or refrain from incurring, Liquidation Expenses and Property Protection Expenses with respect to Home Equity Loans in a manner consistent with this Agreement and the Servicer's then-current practice respecting comparable home equity loans in its own portfolio. Anything contained herein to the contrary notwithstanding, the Servicer shall have the right to assign, transfer, abandon or surrender any Mortgaged Property if, in the good faith judgment of the Servicer, continued retention of such interest in such Mortgaged Property could result in Liquidation Expenses and Property Protection Expenses with respect to the related Home Equity Loan that may exceed Liquidation Proceeds. Notwithstanding the immediately preceding sentence, the Servicer shall be reimbursed for amounts expended for Property Protection Expenses and Liquidation Expenses with respect to Home Equity Loans in accordance with the terms of this Agreement.

     Section 3.05. MORTGAGOR TRANSFERS OF MORTGAGED PROPERTIES. In any case in which the Servicer becomes aware that a Mortgaged Property has been conveyed by the related Mortgagor (except to, or for the benefit of, such Mortgagor, a co-mortgagor or relative of such Mortgagor), the Servicer shall take reasonable steps to freeze the Credit Limit of the related Home Equity Loan at the level of the current outstanding Principal Balance thereof. Notwithstanding the Servicer's efforts to freeze a Credit Limit under such circumstances, the Principal Balance of the related Home Equity Loan may include any charges which may accrue subsequent to the date of such freeze. The Servicer shall exercise or refrain from exercising its right to undertake to collect the full amount due under the related Account Agreement consistent with the then-current practice of the Servicer and without regard to the inclusion of such Home Equity Loan in the Trust Fund rather than the Servicer's own portfolio. If the Servicer elects not to enforce its right to accelerate and collect the full amount of such Home Equity Loan or if it is prevented from doing so by applicable law, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Account Agreement. If deemed appropriate by the Servicer, after the Person to whom such Mortgaged Property has been or is about to be conveyed enters into an assumption and modification agreement, the original Mortgagor may be released from liability. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section, and by forwarding to the Custodian, as agent for the Trustee, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Account Agreement may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Account Agreement pursuant to Section 3.01(d).

     Notwithstanding any provision of this Agreement to the contrary, the Servicer shall not be deemed to be in default, breach or otherwise in violation of its obligations hereunder by reason of any transfer of a Mortgaged Property which occurs by operation of law or which the Servicer is restricted by law from preventing.

     Section 3.06. REALIZATION UPON DEFAULTED HOME EQUITY LOANS. The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Home Equity Loans as come into and continue in delinquency or default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any delinquency or default on a related senior mortgage, the advancing of funds to correct such delinquency or default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in the general home equity loan servicing activities of the Servicer. The Servicer shall be reimbursed for Property Protection Expenses incurred by it out of the related Liquidation Proceeds or, if such proceeds are inadequate, out of other amounts in the Collection Account. Notwithstanding the foregoing, the Servicer shall not be required (i) to expend its own funds in connection with any foreclosure or towards the correction of any delinquency or default on a related senior mortgage or restoration of any property unless, in the reasonable judgment of the Servicer, such foreclosure, correction or restoration will increase Net Liquidation Proceeds, or (ii) to foreclose upon or otherwise convert to ownership any Mortgaged Property which the Servicer has determined may be materially contaminated with hazardous wastes or hazardous substances. All Net Liquidation Proceeds or other proceeds of any defaulted Home Equity Loan (net of any related Property Protection Expenses) shall be deposited into the Collection Account.

     In the event that title to any Mortgaged Property securing a Home Equity Loan is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Servicer on behalf of the Trust, to the Trustee on behalf of Certificateholders or to the Trustee's nominee on behalf of Certificateholders. The Servicer or an affiliate of the Servicer shall maintain a blanket hazard insurance policy covering hazard losses on such Mortgaged Property for the benefit of the Trust.

     Section 3.07. TRUSTEE AND CUSTODIAN TO COOPERATE. Upon the payment in full of the Principal Balance of any Home Equity Loan and closing of the related account or the recovery of all Net Liquidation Proceeds with respect to any Home Equity Loan, the Servicer shall notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited into the Collection Account pursuant to Section 3.02 have been so deposited) of a Servicing Officer. Such notification shall be made each month at the time that the Servicer delivers the Servicing Certificate to the Trustee pursuant to
Section 4.01. Upon any such payment or recovery, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the Principal Balance of such Home Equity Loan equals zero, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. No expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time on deposit in the Collection Account.

     If the Trustee or the Custodian is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Trustee or the Custodian, as applicable, shall, upon request of the Servicer and delivery to the Trustee or the Custodian of a receipt, in the form of Exhibit D, signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute at the Servicer's direction such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Servicer to return such Mortgage File to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless such Home Equity Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, such trust receipt shall be released by the Trustee or the Custodian to the Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any delinquent or defaulted Home Equity Loan following any recordation of the assignments of Mortgage in accordance with the provisions of this Agreement, the Trustee shall, if so requested, assign such delinquent or defaulted Home Equity Loan for the purpose of collection to the Servicer or to another assignee for collection designated by the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and upon such assignment, such assignee for collection shall thereupon bring all required actions in its own name and otherwise enforce the terms of the Home Equity Loan, and the Servicer shall deposit any Net Liquidation Proceeds received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Home Equity Loan are paid by the related Mortgagor and any other defaults are cured, the Servicer shall cause the assignee for collection to promptly reassign such Home Equity Loan to the Trustee and return it to the place where the related Mortgage File was being maintained.

     Section 3.08. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY SERVICER.

          (a) The Servicer shall be entitled to receive servicing compensation, computed monthly, in an amount (the "Servicing Fee") equal to the product of 1/12th of the Servicing Fee Rate and the Invested Amount as of the first day of the immediately preceding Collection Period (except with respect to the first Distribution Date, for which the Servicing Fee Rate shall be multiplied by the Original Invested Amount and a fraction equal to the actual number of days in the first Collection Period divided by 360).

          (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee and Custodian fees, and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 3.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Servicer shall deliver to the Trustee on or before March 31 of each year, beginning March 31, 2000, an Officers' Certificate stating that such officer is familiar with the servicing activities of the Servicer under this Agreement during the preceding calendar year and, to the best of such officer's knowledge, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Servicer to each Rating Agency, the Certificate Insurer, the Depositor and, upon request therefor, to any Certificateholder. If the Servicer shall fail to provide such copies and the Trustee is aware that the Servicer has not so provided such copies, the Trustee shall provide such copies at the Servicer's expense if the Trustee has received such statement.

     Section 3.10. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before March 31 of each year, beginning March 31, 2000, the Servicer at its expense shall cause a nationally recognized firm of independent public accountants to furnish a report to the Trustee to the effect that (i) the servicing of all Home Equity Loans serviced by the Servicer under this Agreement complied with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (or such other audit or review program applicable to the Servicer), and (ii) such examination has disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers (or such other program), except for such items of noncompliance as shall be set forth in such report. Copies of such report shall be provided to the Rating Agencies, the Certificate Insurer and the Depositor.

     Section 3.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE HOME EQUITY LOANS.

          (a) The Servicer shall provide to the Trustee and the Certificate Insurer access to the documentation regarding the Home Equity Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          (b) The Servicer shall supply information, in such form as the Trustee shall reasonably request, to the Trustee on or before the start of the second Business Day preceding each Distribution Date, as is required in the Trustee's reasonable judgment to enable the Trustee to make required distributions and to furnish the required reports to Certificateholders and to make any draws under the Certificate Insurance Policy.

     Section 3.12. MAINTENANCE OF FIDELITY BOND. The Servicer shall during the term of its service as Servicer maintain in force a financial institutions bond with fidelity coverage in respect of its officers, employees or agents. Such bond shall be in an amount as is commercially available at a cost that is not generally regarded as excessive by industry standards.

     Section 3.13. REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION. The Servicer or the Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

     Section 3.14. INFORMATION REQUIRED BY THE INTERNAL REVENUE SERVICE GENERALLY AND REPORTS OF FORECLOSURES AND ABANDONMENTS OF MORTGAGED PROPERTY. In addition to the requirements set forth in Section 3.01, the Servicer shall prepare and deliver, or cause to be prepared and delivered, to the Trustee for the Trustee's signature, and shall file or cause to be filed, all federal and state information reports when and as required by all applicable state and federal income tax laws, including reports required by Section 6050J of the Code.

     Section 3.15. TAX RETURNS. In accordance with Section 2.07, the Trustee shall not file any federal, state or local income tax return for the Trust or apply for a taxpayer identification number on behalf of the Trust. The Transferor shall treat the Home Equity Loans as its property for all federal, state and local income and franchise tax purposes and shall report all income earned thereon (including amounts payable as fees to the Servicer) as its income for federal income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file federal, state, local income or franchise tax returns, the Servicer shall prepare, or cause to be prepared, any tax returns required to filed by the Trust, and the Servicer, as agent on behalf of the Trust, shall promptly sign and file such returns. The Servicer shall also prepare or shall cause to be prepared all tax information required by and to be distributed to Certificateholders. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners arising under any tax law, including federal, state or local income, franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 3.16. FURTHER ASSURANCES. The Servicer shall provide any certifications and other information reasonably requested by the Trustee.

                                   ARTICLE IV

               Servicing Certificate; Certificate Account Deposit

     Section 4.01. SERVICING CERTIFICATE.

     With respect to each Distribution Date, not later than the third Business Day prior to such Distribution Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and to the Rating Agencies a Servicing Certificate stating the related Collection Period, Distribution Date, the series number of the Certificates, the date of this Agreement, and including the following information:

                (i) the aggregate amount of Interest Collections for such Collection Period;

                (ii) the aggregate amount of Principal Collections for such Collection Period;

                (iii) the aggregate of any Insurance Proceeds received during the related Collection Period;

                (iv) the aggregate of any Net Liquidation Proceeds received during the related Collection Period;

                (v) the amount of any Transfer Deposit Amount paid by the Transferor pursuant to Section 2.02, 2.04 or 3.01;

                (vi) the Floating Allocation Percentage and the Fixed Allocation Percentage for such Distribution Date;

                (vii) the Certificate Interest Collections for such Distribution Date;

                (viii) the amount to be distributed as accrued interest on the Certificates for the related Accrual Period, together with a specification as to the Certificate Rate applicable to such Distribution Date and whether it is derived from One-Month LIBOR or the Alternate Certificate Rate;

                (ix) the Transferor Interest Collections and Transferor Principal Collections for such Distribution Date;

                (x) the Accelerated Principal Distribution Amount, if any, for such Distribution Date;

                (xi) the Scheduled Principal Collections Payment, if any, for such Distribution Date;

                (xii) the aggregate of the Liquidation Loss Amounts and the Investor Loss Amount for such Distribution Date;

                (xiii) the Unpaid Investor Loss Amount for such Distribution
          Date;

                (xiv) the Pool Balance as of the end of the preceding Collection Period;

                (xv) the Invested Amount as of the end of the preceding Collection Period;

                (xvi) the Required Enhancement Amount for such Distribution
           Date;

                (xvii) the Overcollateralization Amount before giving effect to the application of any Accelerated Principal Distribution Amount with respect to such Distribution Date;

                (xviii) the Overcollateralization Amount after giving effect to the application of any Accelerated Principal Distribution Amount with respect to such Distribution Date;

                (xix) the Transferor Subordinated Amount for such Distribution Date;

                (xx) the amount, if any, by which the Invested Amount exceeds the Certificate Principal Balance (after giving effect to the distribution to be made on such Distribution Date);

                (xxi) the Certificate Principal Balance and Pool Factor after giving effect to the distribution to be made on such Distribution Date;

                (xxii) the Transferor's Interest Balance (based on the Pool Balance as of the end of the preceding Collection Period) after giving effect to the distribution to be made on such Distribution Date;

                (xxiii) the aggregate amount of Additional Balances created during the previous Collection Period;

                (xxiv) whether a Rapid Amortization Event has occurred since the prior Distribution Date, specifying each such Rapid Amortization Event if one has occurred;

                (xxv) the Guaranteed Distributions and any Preference Amount;

                (xxvi) the Reimbursement Amount, if any, for such Distribution Date;

                (xxvii) the amount to be distributed to or at the direction of the owner of the Transferor's Interest pursuant to Section 5.01(a)
          (viii) for such Distribution Date;

                (xxviii) the number and aggregate outstanding balances of Home Equity Loans delinquent (a) 30 to 59 days, (b) 60 to 89 days and (c) 90 days or more, respectively, as of the end of the related Collection Period;

                (xxix) the aggregate book value as of the end of the related Collection Period of any Mortgaged Property acquired through foreclosure or grant of a deed in lieu of foreclosure;

                (xxx) the aggregate of the Principal Balances as of the end of the related Collection Period of all Home Equity Loans that became Liquidated Home Equity Loans during such Collection Period;

                (xxxi) the cumulative amount of Liquidation Loss Amounts and Investor Loss Amounts for such Distribution Date and all prior Distribution Dates; and

                (xxxii) the number and aggregate Principal Balances of Home Equity Loans to be removed from the Trust and transferred to the Transferor on the related Removal Date and the cumulative number and aggregate Principal Balance of all Home Equity Loans that have been so removed on all prior Removal Dates.

     Section 4.02. CERTIFICATE ACCOUNT. The Servicer shall establish and maintain with the Trustee the Certificate Account as a single, separate trust account. For so long as the Collection Account is maintained with the Trustee, not later than 2:00 p.m., New York City time, on the Business Day immediately prior to each Distribution Date, the Trustee shall transfer from the Collection Account to the Certificate Account an amount equal to the aggregate of the amounts specified in clauses (i) through (v), inclusive, of the Servicing Certificate furnished to the Trustee pursuant to Section 4.01. If the Collection Account is not so maintained with the Trustee, not later than the Business Day immediately prior to each Distribution Date, the amount specified in the preceding sentence shall be remitted by the Servicer to the Trustee by wire transfer of immediately available funds for deposit into the Certificate Account.

     At the direction of the Servicer signed by a Servicing Officer to the extent reasonably practical, the Trustee shall invest any funds in the Certificate Account in Permitted Investments specified in such direction (including obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments). Such direction shall be in writing, signed by a Servicing Officer, and may be in the form of standing instructions. Each investment shall mature not later than the Business Day next preceding the Distribution Date following the date of such investment (unless the obligor in respect of such investment is the Trustee, in which case such investment may mature on such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment shall be included in Interest Collections and deposited into the Collection Account on each Distribution Date. The Trustee shall not be liable for any loss incurred in connection with any such investment except with respect to any investment issued or guaranteed by the Trustee in its individual capacity.

     Section 4.03. THE CERTIFICATE INSURANCE POLICY.

          (a) If the statement delivered to the Trustee pursuant to Section 4.01 indicates that there will be the payment of Guaranteed Distributions for the related Distribution Date, the Trustee shall complete the Notice for Payment (as defined and included in the form specified by the Certificate Insurance Policy). The Trustee shall submit such notice to the Certificate Insurer or its fiscal agent no later than 12:00 noon, New York City time, on the second Business Day preceding such Distribution Date as a claim for an Insured Payment.

          (b) Upon receipt of an Insured Payment from the Certificate Insurer on behalf of Certificateholders, the Trustee shall deposit such Insured Payment into the Certificate Account. In addition, the Certificate Insurer may, in its sole discretion, remit funds (other than Insured Payments) to the Trustee for deposit in the Collection or Certificate Account as part of Certificate Interest Collections to be distributed pursuant to Section 5.01(a)(i) through (iii).

          (c) The Trustee shall (i) receive, as attorney-in-fact of each Certificateholder receiving any Insured Payment from the Certificate Insurer, such Insured Payment and (ii) disburse such Insured Payment to the Certificateholders as set forth in Section 5.01(d). Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 5.01(a)(vi). The Trustee hereby agrees on behalf of each Certificateholder and the Trust Fund for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Certificateholders, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 5.01(a)(vi).

          (d) Subject only to the priority of payment provisions of this Agreement, each of the Depositor, the Transferor, the Servicer and the Trustee acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment and any interest due thereon as part of the Reimbursement Amount, to the rights of the Certificateholders to any moneys paid or payable in respect of the Certificates under this Agreement or otherwise. Each of the Depositor, the Transferor, the Servicer and the Trustee agrees to such subrogation and agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer (as evidenced in writing to the Depositor, the Transferor, the Servicer and the Trustee), are necessary to evidence such subrogation and, subject to the priority of payment provisions of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Certificates under this Agreement or otherwise.

                                    ARTICLE V

                           Payments and Statements to
                               Certificateholders

     Section 5.01. DISTRIBUTIONS.

          (a) DISTRIBUTION OF CERTIFICATE INTEREST COLLECTIONS. On each Distribution Date, the Trustee shall, based upon information set forth in the Servicing Certificate, distribute out of the Certificate Account, to the extent of Certificate Interest Collections collected during the related Collection Period, the following amounts in the following order of priority to the following Persons:

                (i) to pay the Servicer any accrued and unpaid Servicing Fees;

                (ii) to pay the Certificate Insurer the Premium Amount;

                (iii) to pay Certificateholders the accrued interest due at the Certificate Rate on the Certificate Principal Balance for the related Accrual Period and any overdue accrued interest;

                (iv)to pay to the Transferor during the Revolving Period and to pay to Certificateholders during the Managed and Rapid Amortization Periods the Investor Loss Amount for such Distribution Date;

                (v) to pay to the Transferor during the Revolving Period and to pay to Certificateholders during the Managed and Rapid Amortization Periods any Unpaid Investor Loss Amount;

                (vi) to pay the Certificate Insurer any Reimbursement Amount;

                (vii) to pay the Certificateholders, as principal in reduction of the Certificate Principal Balance, any Accelerated Principal Distribution Amount; and

                (viii) to or at the direction of the owner of the Transferor's Interest, any remaining amount;

provided, however, that notwithstanding the above prioritization of the distribution of the Certificate Interest Collections on deposit in the Certificate Account, on each Distribution Date, any Insured Payment received by the Trustee and deposited in the Certificate Account shall be applied by the Trustee solely for the benefit of the Certificateholders.

          (b) DISTRIBUTION OF PRINCIPAL COLLECTIONS. On each Distribution Date during the Revolving Period, no principal (other than Accelerated Principal Distribution Amounts) shall be paid to Certificateholders and all Principal Collections shall be retained by the Transferor. Subject to Section 11.02(b), on each Distribution Date (other than the Scheduled Maturity Date) during the Managed Amortization Period and the Rapid Amortization Period, the Trustee shall distribute out of the Certificate Account to Certificateholders the Principal Collections up to the Scheduled Principal Collections Payment (but not in excess of the Certificate Principal Balance). On the Scheduled Maturity Date, the Trustee shall distribute out of the Certificate Account the Principal Collections up to the Certificate Principal Balance. On each Distribution Date, the Trustee shall distribute out of the Certificate Account to the Transferor all Principal Collections on deposit therein not distributed to Certificateholders; provided, that any such distributions to the Transferor shall be subject to Section 5.01(h).

          (c) APPLICATION OF TRANSFEROR SUBORDINATED AMOUNT.

                (i) If, after applying Certificate Interest
         Collections as provided in Section 5.01(a) above, there exists any Deficiency Amount, the Trustee shall, based on information set forth in the Servicing Certificate, apply Transferor Interest Collections and Transferor Principal Collections (but only up to the Transferor Subordinated Amount prior to such application) to pay such Deficiency Amount to Certificateholders, and the Transferor Subordinated Amount shall be reduced in accordance with clause (i)(A) of the definition thereof to the extent of such application of funds.

                (ii)If Transferor Interest Collections and Transferor
         Principal Collections applied in the preceding paragraph (i) are insufficient to cover the amount payable pursuant to clauses (iv) and
         (v) of Section 5.01(a) on such Distribution Date, then the remaining Investor Loss Amount and/or Unpaid Investor Loss Amount shall be reallocated to (and debited against) the Transferor's Interest on such Distribution Date to cover such insufficiency (but only to the extent of the remaining Transferor Subordinated Amount on such Distribution
         Date), and the Transferor Subordinated Amount shall be reduced in accordance with clause (i)(B) of the definition thereof to the extent of such reallocation.

          (d) DISTRIBUTION OF THE INSURED PAYMENT. With respect to any Distribution Date, to the extent that:

                (i) the amount on deposit in the Certificate Account on such Distribution Date and available to be distributed pursuant to Section 5.01(a), together with the amount of Transferor Interest Collections and Transferor Principal Collections to be applied pursuant to Section 5.01(c)(i), is less than the amount payable pursuant to Section 5.01(a)(iii) on such Distribution Date;

                (ii) after the Transferor Subordinated Amount has been reduced to zero, the amount, if any, by which the Certificate Principal Balance as of such Distribution Date (after giving effect to all other amounts distributable and allocable to principal on the Certificates on such Distribution Date) exceeds the Invested Amount as of such Distribution Date (after giving effect to all other amounts distributable and allocable to principal on the Certificates on such Distribution Date); or

                (iii) any portion of the Certificate Principal Balance remains outstanding on the Scheduled Maturity Date or the Dissolution Distribution Date (after giving effect to all other amounts distributable and allocable to principal on the Certificates on such Distribution Date);

then the Trustee shall make a draw on the Certificate Insurance Policy equal to the sum of (x) the deficiency set forth in clause (i) above, (y) the excess set forth in clause (ii) above and (z) the outstanding balance set forth in clause
(iii) above (such sum, the "Draw Amount"), and pay such Draw Amount to Certificateholders from the Insured Payment pursuant to Section 4.04.

          (e) METHOD OF DISTRIBUTION. On each Distribution Date, the Trustee shall distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by check mailed to such Certificateholder at its address appearing in the Certificate Register, or upon written request of a Certificateholder received by the Trustee at least five Business Days prior to the related Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Certificates which have principal denominations aggregating at least $5,000,000), or by such other means of payment as such Certificateholder and the Trustee shall agree, such Certificateholder's Percentage Interest of the amounts to be distributed to Certificateholders on such Distribution Date pursuant to this Article V.

          (f) FINAL DISTRIBUTION. Except as otherwise provided in Section 10.01 and Section 11.02, when the Trustee receives written notice from the Servicer that the final distribution with respect to the Certificates shall be made on the next Distribution Date, the Trustee shall, not later than three (3) days after the related Determination Date, to the extent such written notice was received, mail to each Certificateholder a notice to the effect that: (i) the Trustee expects that the final distribution with respect to the Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on the Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall follow the procedures set forth in Section 10.01(e).

          (g) DISTRIBUTIONS ON BOOK-ENTRY CERTIFICATES. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners it represents. All such credits and disbursements with respect to a Book-Entry Certificate shall be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor, the Transferor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

          (h) DISTRIBUTIONS TO THE OWNER OF THE TRANSFEROR'S INTEREST. Collections allocable to the Transferor's Interest shall be retained by or distributed to, as applicable, the owner of the Transferor's Interest only to the extent that such retention or distribution will not reduce the Transferor's Interest Balance as of such Distribution Date below the Minimum Transferor's Interest. Amounts not distributed to or at the direction of the owner of the Transferor's Interest because of such limitations shall be retained in the Collection Account until the Transferor's Interest Balance exceeds the Minimum Transferor's Interest, at which time such excess shall be released to or at the direction of the owner of the Transferor's Interest. If any such amounts are still retained in the Collection Account upon the commencement of the Rapid Amortization Period, such amounts shall be paid to the Certificateholders as a reduction of the Certificate Principal Balance.

          (i) AGGREGATE PRINCIPAL DISTRIBUTIONS. Notwithstanding anything to the contrary in this Agreement, the aggregate amount of principal distributed to Certificateholders under this Article V shall not exceed the Original Certificate Principal Balance.

     Section 5.02. CERTAIN CALCULATIONS BY THE TRUSTEE. On the second LIBOR Business Day preceding each Distribution Date, the Trustee shall determine One-Month LIBOR for the next Accrual Period. The Trustee shall promptly advise the Servicer of such determination by tested telex or telecopy to the address provided herein.

     The determination of One-Month LIBOR by the Trustee for each Accrual Period (excluding the first Accrual Period) shall (in the absence of manifest error) be final, conclusive and binding upon the Certificateholders, the Servicer and any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns.

     Section 5.03. STATEMENTS TO CERTIFICATEHOLDERS.

          (a) Not later than the second Business Day prior to each Distribution Date, the Servicer shall deliver to the Trustee for mailing to each Certificateholder and the Certificate Insurer a statement with respect to such Distribution Date setting forth:

                (i) the Certificate Distribution Amount;

                (ii) the amount of interest included in such distribution and the related Certificate Rate or, if applicable, the Alternate Certificate Rate;

                (iii) the amount, if any, of overdue accrued interest included in such distribution;

                (iv) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

                (v) the amount, if any, of principal in such distribution;

                (vi) the amount, if any, of the reimbursements of the previous Investor Loss Amounts in such distribution;

                (vii) the amount, if any, of the aggregate unreimbursed Investor Loss Amounts after giving effect to such distribution;

                (viii) the Floating Allocation Percentage for the preceding Collection Period;

                (ix) the Invested Amount, the Certificate Principal Balance and the Pool Factor, each after giving effect to the distribution to be made on such Distribution Date;

                (x) the Required Enhancement Amount for such Distribution Date;

                (xi) the Transferor Subordinated Amount after giving effect to such distribution;

                (xii) the Pool Balance as of the end of the preceding Collection Period;

                (xiii) during the Revolving Period, the amount of Principal Collections to be retained by the Transferor in respect of such Distribution Date;

                (xiv) the Servicing Fee for such Distribution Date;

                (xv) the number and aggregate outstanding balances of Home Equity Loans delinquent (a) 30 to 59 days, (b) 60 to 89 days and (c) 90 days or more, respectively, as of the end of the preceding Collection Period;

                (xvi) the number and aggregate outstanding balance of any Home Equity Loans in foreclosure as of the end of the preceding Collection Period;

                (xvii) the book value of any real estate acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure during the preceding Collection Period;

                (xviii) the amount of any Insured Payments by the Certificate Insurer; and

                (xix) the number and aggregate Principal Balance of Home Equity Loans to be removed from the Trust and transferred to the Transferor on the related Removal Date, and the cumulative number and aggregate Principal Balance of all Home Equity Loans that have been so removed on all prior Removal Dates.

In the case of information furnished pursuant to clauses (ii) through (vii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In lieu of delivering such a statement to the Trustee for mailing to each Certificateholder, the Servicer may deliver the Servicing Certificate for such Distribution Date to the Trustee modified, as necessary, to provide the information required by this Section 5.03(a).

          (b) Within ninety (90) days after the end of each calendar year, the Servicer shall deliver to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder (which shall be Cede & Co., as the nominee of the Depository, unless and until Definitive Certificates are issued pursuant hereto) and to the Certificate Insurer a statement containing the information set forth in clauses (ii) and (v) above aggregated for such calendar year or, at the request of a Person who was a Certificateholder for a portion of such calendar year, setting forth such information for each month thereof. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer or the Trustee pursuant to any requirements of the Code.

          (c) The Trustee shall prepare or cause to be prepared (based on information provided to it by the Servicer and in a manner consistent with the treatment of the Certificates as indebtedness) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Certificateholders in respect of distributions by the Trustee on the Certificates, and shall file and distribute such forms as required by law.

     Section 5.04. RIGHTS OF CERTIFICATEHOLDERS. The Certificates shall represent fractional undivided interests in the Trust Fund, including the right to receive distributions in the amounts and at the times specified in this Agreement. The Transferor's Interest shall represent the remaining interest in the Trust Fund.

                                   ARTICLE VI

                 The Certificates and the Transferor's Interest

     Section 6.01. THE CERTIFICATES. The Certificates shall be substantially in the form set forth in Exhibit A and shall, upon original issuance, be executed, countersigned and delivered by the Trustee to or upon the order of the Depositor concurrently with the transfer and assignment by the Depositor to the Trustee of the Initial Home Equity Loans. The Certificates shall be initially evidenced by one or more certificates representing, in the aggregate, the entire Original Certificate Principal Balance. Beneficial ownership of Certificates that are Book-Entry Certificates may be held in minimum dollar denominations of $1,000 and multiples of $1 in excess thereof. The Transferor's Interest shall be in uncertificated form. The Transferor's Interest shall initially be assigned to the Depositor, and the Depositor shall, in turn, assign the Transferor's Interest to the Transferor.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices on the date such Certificates were issued. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature. Subject to Section 6.02(c), the Certificates shall be Book-Entry Certificates.

     Section 6.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES; REGISTRAR.

          (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates, ownership of the Transferor's Interest and of transfers and exchanges of Certificates and assignments of the Transferor's Interest as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of Transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to the foregoing paragraph, the Trustee shall execute, countersign and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for Transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing.

     No service charge shall be made for any Transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

     All Certificates surrendered for Transfer and exchange shall be cancelled by the Trustee.

          (b) Except as provided in Section 6.02(c), the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and, at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal solely with the Depository for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.02(c), the Trustee shall give to the Depository all such notices and communications specified herein to be given to Certificateholders.

          (c) If (x) the Servicer advises the Trustee and the Certificate Insurer in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Servicer is unable to locate a qualified successor, (y) the Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of a Servicer Default, Certificate Owners representing Percentage Interests aggregating not less than 50% of the aggregate Percentage Interests of the Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, then the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the expense of the Servicer, issue the Definitive Certificates. The Definitive Certificates shall be issued in minimum denominations of $1,000 and multiples of $1 in excess thereof. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all applicable references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 6.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Servicer, the Transferor and the Depositor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04. PERSONS DEEMED OWNERS. The Servicer, the Depositor, the Transferor, the Certificate Insurer, the Trustee and any agent of the Servicer, the Depositor, the Transferor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Servicer, the Depositor, the Transferor, the Certificate Insurer, the Trustee nor any agent of the Servicer, the Depositor, the Transferor, the Certificate Insurer or the Trustee shall be affected by notice to the contrary.

     Section 6.05. RESTRICTIONS ON ASSIGNMENT OF TRANSFEROR'S INTEREST.

          (a) The Transferor's Interest may be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section and any other Section referring to the Transferor's Interest, "assigned" or an "assignment") only in accordance with this Section.

          (b) No assignment of all or any part of the Transferor's Interest shall be made unless such assignment is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with the Act and such laws. The Trustee and the Servicer shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Servicer that such assignment may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and such laws or is being made pursuant to the Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer, and the Trustee and the Servicer shall require the assignee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Servicer certifying to the Trustee and the Servicer the facts surrounding such assignment, which investment letter shall not be an expense of the Trustee or the Servicer; provided that such Opinion of Counsel shall not be required in the case of assignments by the Transferor or the Depositor to the Transferor, the Depositor or an affiliate thereof. The owner of the Transferor's Interest desiring to effect such assignment shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Certificate Insurer against any liability that may result if the assignment is not so exempt or if not made in accordance with such federal and state laws.

          (c) No assignment of all or any part of the Transferor's Interest shall be made except upon satisfaction of the following conditions precedent:
(i) the Person to whom the Transferor's Interest or any interest therein is assigned shall (A) be organized and existing under the laws of the United States of America or any state or the District of Columbia, (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Transferor hereunder and under the Sale Agreement with respect to the assets evidenced by the assigned portion of the Transferor's Interest, and (C) as part of its acquisition of the Transferor's Interest, acquire all rights of the Transferor or any assignee under this paragraph (c) to amounts payable to the Transferor or such assignee under Sections 5.01(a)(viii) and 5.01(h) with respect to the assigned portion of the Transferor's Interest; (ii) the Transferor shall deliver to the Trustee an Officer's Certificate stating that such assignment and such supplemental agreement comply with this paragraph (c) and that all conditions precedent provided by this paragraph (c) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; (iii) the Transferor shall deliver to the Trustee a letter from each Rating Agency confirming that its rating of the Certificates, after giving effect to such assignment and without taking into account the Certificate Insurance Policy, will not be reduced or withdrawn; (iv) the Transferor shall deliver to the Trustee an Opinion of Counsel to the effect that
(A) such assignment will not adversely affect the treatment of the Certificates after such assignment as debt for federal and applicable state income tax purposes, (B) such assignment will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (C) such assignment will not have any material adverse impact on the federal or applicable state income taxation of a Certificateholder or any Certificate Owner and (D) such assignment will not result in the arrangement created by this Agreement or any portion of the assets being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; and (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the assets and the other property conveyed hereunder shall have been taken or made. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this paragraph (c) shall not apply in the event the Trustee shall have received a letter from each Rating Agency confirming that its rating of the Certificates, after giving effect to a proposed assignment to a Person that does not meet the requirement set forth in subclause (i)(A) above, without taking into account the Certificate Insurance Policy, will not be reduced or withdrawn.

     Section 6.06. ACTIONS OF CERTIFICATEHOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by any Certificateholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholder in person or by its agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor, the Transferor, the Certificate Insurer or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor, the Transferor, the Certificate Insurer and the Servicer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of Transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor, the Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (d) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

          (e) The ownership of Certificates and the Transferor's Interest shall be proved by the Certificate Register.

                                   ARTICLE VII

                         The Servicer and the Transferor

     Section 7.01. LIABILITY OF THE SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

     Section 7.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR TRANSFEROR. Any corporation into which the Servicer or Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or Transferor shall be a party, or any corporation succeeding to the business of the Servicer or Transferor, which executes an agreement of assumption to perform every obligation of the Servicer or Transferor hereunder, shall be the successor of the Servicer or Transferor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor servicer shall satisfy the requirements of this Section 7.02 with respect to the qualifications of a successor servicer, and shall be approved by the Certificate Insurer.

     Notwithstanding anything to the contrary contained in this Section or in
Section 7.04, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation shall be a Person reasonably satisfactory to the Trustee and which shall be qualified to service home equity loans, and shall execute and deliver to the Trustee and the Certificate Insurer an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement from and after the date of such agreement; and
(ii) each Rating Agency's rating of the Certificates, without taking into account the Certificate Insurance Policy, in effect immediately prior to such assignment, sale or transfer will not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer, as evidenced by a letter to such effect from each Rating Agency; and provided further, that the requirements in clauses (i) and (ii) of this sentence shall not apply to any delegation by the Servicer of its duties and obligations hereunder to the Transferor or any affiliate of the Transferor, Total System Services, Inc., M&I Data Services or Altell Communications, Inc. or to any delegation of its duties and obligations hereunder that are not material. In the case of any such assignment and delegation, the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in clauses (i) and (ii) of the preceding sentence.

     Section 7.03. LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Holders for any action taken or for refraining from the taking of any action by the Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to duties to service the Home Equity Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event of any such loss, liability or expense, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Servicer shall be entitled to reimbursement therefor only from amounts otherwise distributable to the Holder of the Transferor's Interest on any subsequent Distribution Date. The Servicer's right to reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any such losses, liabilities or expenses arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any claims under this Section by or on behalf of the Holders or the Trust shall be made only against the Servicer, who shall be liable hereunder with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

     Section 7.04. SERVICER NOT TO RESIGN. Subject to the provisions of Section 7.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or other affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or such subsidiaries or other affiliates at the date of this Agreement.

     Any resignation under this Section shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Servicer; provided, however, that no resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
8.02. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

     Section 7.05. LIMITATION ON LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Servicer or of any successor corporation, either directly or through the Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. This Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors as such, of the Servicer, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates.

     Section 7.06. LIABILITY OF SERVICER. Notwithstanding Section 7.05 and any other provisions of this Agreement (other than Section 2.04 and Section 3.01(e)), the Servicer, by entering into this Agreement, agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those that would be incurred by a Certificateholder if the Certificates were notes secured by the Trust Fund, for example, as a result of the performance of the Trust Fund, market fluctuations, a shortfall or failure to make payment under the Certificate Insurance Policy or other similar market or investment risks associated with ownership of the Certificates) arising out of or based on the actions or omissions of the Servicer pursuant hereto (to the extent that, if the Trust Fund at the time the claim is made was used to pay in full all outstanding Certificates, the Trust Fund that would remain after the Certificateholders and Certificate Insurer were paid in full would be insufficient to pay any such losses, claims, damages or liabilities). The rights created by this Section shall run directly to and be enforceable by the injured party subject to the limitations hereof.

     Section 7.07. SERVICER MAY OWN CERTIFICATES. The Servicer and any Person controlling, controlled by or under common control with the Servicer may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Servicer or such an affiliate thereof, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01. Certificates so owned by or pledged to the Servicer or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.01.

                                  ARTICLE VIII

                                Servicer Defaults

     Section 8.01. SERVICER DEFAULTS.

          (a) If any one of the following events ("Servicer Default") shall occur and be continuing:

                (i) Any failure by the Servicer to remit to the Trustee or the Transferor, as applicable, any payment required to be made under the terms of the Certificates, the Transferor's Interest and this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Certificateholders evidencing not less than 51% of the aggregate Percentage Interests of the Certificates or by the Certificate Insurer;

                (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of sixty
          (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by Certificateholders evidencing not less than 51% of the aggregate Percentage Interests of the Certificateholders or by the Certificate Insurer;

                (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or Liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                (iv) The consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as a Servicer Default shall not have been remedied by the Servicer, either the Trustee (with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld), or Certificateholders evidencing not less than 51% of the aggregate Percentage Interests of the Certificates (with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld) or the Certificate Insurer, by notice then given in writing to the Servicer (and to the Trustee if given by Certificateholders or the Certificate Insurer) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement.

          (b) Any written notice of termination provided to the Servicer under this Section shall be simultaneously provided to the Certificate Insurer and the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Home Equity Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Home Equity Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including the transfer to the Trustee for the administration by it of all cash amounts that shall have been deposited by the Servicer into the Collection Account or the Certificate Account, or thereafter received by the Servicer with respect to the Home Equity Loans. Notwithstanding such termination, the Servicer shall be entitled to receive any amounts that are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Servicer under this Agreement.

     Section 8.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

          (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of Section 7.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Servicer pursuant to Section 2.02 shall not be the responsibilities, duties or obligations of the Trustee. As compensation therefor, the Trustee shall, except as provided in Section 8.01, be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Servicer or (ii) if the Trustee is legally unable so to act, the Trustee may (in the situation described in clause
(i)) or shall (in the situation described in clause (ii)) appoint, with the consent of the Certificate Insurer, or petition a court of competent jurisdiction to appoint, any established financial institution that is then servicing a home equity loan portfolio and has all licenses, permits and approvals required by applicable law, and has a net worth of not less than $10,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that the appointment of any such successor Servicer shall not result in the reduction, suspension or withdrawal of the ratings assigned to the Certificates by any Rating Agency without taking into account the Certificate Insurance Policy. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Home Equity Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12. No successor servicer (other than the Trustee as successor to the Servicer) shall have the right to retain and commingle payments on, and collections in respect of, the Home Equity Loans with its own funds pursuant to Section 3.02(c).

     Section 8.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof (i) to Certificateholders and the Holder of the Transferor's Interest at their respective addresses appearing in the Certificate Register, (ii) to each Rating Agency at its address set forth in Section 12.06, and (iii) to the Certificate Insurer at its address set forth in Section 12.06.

     Section 8.04. WAIVER OF PAST SERVICER DEFAULTS. Certificateholders evidencing not less than 51% of the aggregate Percentage Interests of the Certificates, with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld), may, on behalf of all Certificateholders, waive any Servicer Default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to the Certificate Account in accordance with this Agreement. Upon any such waiver of a past Servicer Default, such Servicer Default shall cease to exist and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                   ARTICLE IX

                                   The Trustee

     Section 9.01. DUTIES OF TRUSTEE.

          (a) The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default shall have occurred and shall not have been cured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                (i) Prior to the occurrence of a Servicer Default, and after the curing of all Servicer Defaults that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

                (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders evidencing not less than 51% of the aggregate Percentage Interests of the Certificates with the consent of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

                (iv) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.01(a) unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, Certificateholders evidencing not less than 25% of the aggregate Percentage Interests of the Certificates or the Certificate Insurer.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

     Section 9.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a Servicer Default that has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) Prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Certificateholders evidencing not less than 25% of the aggregate Percentage Interests of the Certificates or the Certificate Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this paragraph (e) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

     Section 9.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR HOME EQUITY LOANS. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Servicer, the Depositor or the Transferor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Home Equity Loan or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer or the Transferor in respect of the Home Equity Loans or deposited in or withdrawn from the Certificate Account by the Servicer.

     Section 9.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

     Section 9.05. SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from the Trustee's negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Servicer covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims, legal actions, including any pending or threatened claims or legal actions, or expenses arising out of or based on the Home Equity Loans or this Agreement, except to the extent caused by the Trustee's negligence, willful misconduct or bad faith.

     Section 9.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times (i) be a Person having its principal office in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (ii) have at all times a long term unsecured debt rating (or the direct or indirect corporate parent of the Trustee shall have a long term unsecured debt rating if the Trustee does not have such a rating) that will not result in the downgrading or withdrawal of the rating or ratings then assigned to the Certificates by each Rating Agency. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

     Section 9.07. RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee; provided, however, that (i) such appointment does not result in a reduction or withdrawal of the then current rating of the Certificates and (ii) so long as such consent is not unreasonably withheld, the Certificate Insurer consents to such appointment. The Servicer shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. If the Servicer does not appoint a successor Trustee within such 30 day period and it is not making a good faith effort to appoint a successor Trustee, then the Certificate Insurer may appoint a successor Trustee. The Servicer shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Servicer's failure to make a good faith effort to appoint a successor Trustee. If no successor Trustee shall have been so appointed and accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Servicer, (ii) the Servicer has delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee (provided that if (a) the Trustee proposes to the Servicer to enter into an agreement with the Trustee and the Servicer, in its sole discretion, elects to enter into such agreement and (b) such agreement is consented to by the Certificate Insurer (which consent shall not be unreasonably withheld) and is satisfactory to the Rating Agencies without resulting in a reduction in or withdrawal of any rating of the Certificates, then upon the execution and delivery of such agreement the Servicer shall not request such resignation pursuant to this clause (ii)) and the Trustee shall fail to resign after written request therefor by the Servicer, or (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or all or substantially all of its property shall be appointed, or any public officer shall take charge or control of the Trustee or all or substantially all of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee, subject to the following paragraph and to the consent of the Certificate Insurer to such appointment (which consent shall not be unreasonably withheld), by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

     Section 9.08. SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Servicer, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

     Upon acceptance of appointment by a successor Trustee as provided in this Section, the Servicer shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Certificate Insurer. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 9.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.08.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (and such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.11. TAX RETURNS. The Trustee, upon request, shall furnish the Servicer with all such information as may be reasonably required and within the Trustee's reasonable control or knowledge in the event the Servicer is required to prepare any tax returns pursuant to Section 3.15.

                                    ARTICLE X

                                   Termination

     Section 10.01. TERMINATION.

          (a) The respective obligations and responsibilities of the parties hereto created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders and to or at the direction of the owner of the Transferor's Interest after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the completion of the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the later of
(x) payment in full of all amounts owing to the Certificate Insurer and (y) the earliest of:

                (i) the transfer, under the conditions specified in Section 10.01(b), to the Transferor of the Certificateholders' interest in each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund for the Final Termination Price;

                (ii) the day following the Distribution Date on which the distribution made to Certificateholders has reduced the Certificate Principal Balance to zero;

                (iii) the final payment or other liquidation of the Principal Balance of the last Home Equity Loan remaining in the Trust Fund (including the disposition of the Home Equity Loans pursuant to Section 10.02) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Home Equity Loan; and

                (iv) the Distribution Date in June 2025.

          (b) The Transferor shall have the right to exercise the option to transfer to itself each Home Equity Loan on any Distribution Date on or after the Distribution Date on which the Certificate Principal Balance is less than or equal to five percent (5%) of the Original Certificate Principal Balance and all amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement, have been paid. The purchase price for any such transfer shall be the Final Termination Price. If such right is exercised and the Trustee is holding the Mortgage Files, the Trustee shall, promptly following payment of the Final Termination Price, release to the Servicer the Mortgage Files pertaining to the Home Equity Loans being so transferred.

          (c) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Transferor to the Trustee no later than the 20th day of the month preceding the month of such final distribution, if the Transferor is exercising its right to repurchase the assets of the Trust Fund) by letter to Certificateholders and the Certificate Insurer mailed not earlier than the first day and not later than the tenth day of the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Transferor to the Trustee as described in the preceding sentence, the Transferor shall deposit in the Certificate Account before the Distribution Date for such final distribution in immediately available funds an amount equal to the Final Termination Price for the assets of the Trust Fund. Such deposit shall be in lieu of the deposit otherwise required to be made in respect of such Distribution Date.

          (d) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Certificates, an amount equal to (i) if such final distribution is not being made pursuant to the transfer to the Transferor pursuant to Section 10.01(b), the amount required to be distributed to Certificateholders pursuant to Section 5.01 for such Distribution Date and (ii) if such final distribution is being made pursuant to such a transfer to the Transferor, the Final Termination Price. The distribution on such final Distribution Date pursuant to a transfer pursuant to Section 10.01(b) shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. On the final Distribution Date, prior to having made the distributions called for above, the Trustee shall withdraw from the Certificate Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the amounts described in clauses (d)(i) or (ii) above, as applicable, and (y) the unpaid amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement.

          (e) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to the Certificate Insurer or to the Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders and the Transferor, and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, any funds deposited in such escrow account and remaining unclaimed shall be paid by the Trustee to the Transferor and thereafter Certificateholders shall look only to the Transferor with respect to any claims in respect of such funds.

     Section 10.02. TERMINATION BY CERTIFICATE INSURER. In the event the Transferor does not exercise its option to transfer to itself the Home Equity Loans pursuant to Section 10.01(b), the Certificate Insurer may do so on the same terms.

                                   ARTICLE XI

                            Rapid Amortization Events

     Section 11.01. RAPID AMORTIZATION EVENTS. If any one of the following events shall occur during the Revolving Period or the Managed Amortization
Period:

          (a) failure on the part of the Servicer (i) to make any payment or deposit required by the terms of this Agreement, on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made herein, or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure, in the case of clause (ii), materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, and continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Certificate Insurer or Certificateholders evidencing Percentage Interests aggregating not less than 51%;

          (b) any representation or warranty made by the Servicer in this Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Certificateholders or the Certificate Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Certificateholders or the Certificate Insurer for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by either the Certificate Insurer or Certificateholders evidencing Percentage Interests aggregating not less than 51%; provided, however, that a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Transferor has accepted transfer of the related Home Equity Loan or Home Equity Loans during such period (or such longer period (not to exceed an additional sixty (60) days) as the Trustee, with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, may specify) in accordance with the provisions hereof;

          (c) the Transferor shall go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Transferor of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended;

          (e) any Servicer Default shall occur; or

          (f) the occurrence of a "Trigger Event" specified in Section 6.1 of the Insurance Agreement with respect to which the Certificate Insurer may declare, and has declared, a Rapid Amortization Event to occur;

then, in the case of any event described in subparagraph (a), (b) or (e) after the applicable grace or cure period, if any, set forth in such subparagraphs, either the Trustee or Certificateholders evidencing Percentage Interests aggregating not less than 51% or the Certificate Insurer (so long as there is no default by the Certificate Insurer in the performance of its obligations under the Certificate Insurance Policy), by notice given in writing to the Transferor and Servicer (and to the Trustee if given by either the Certificate Insurer or the Certificateholders) may declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in subparagraphs (c) or (d), a Rapid Amortization Event shall occur without any notice or other action on the part of the Trustee, the Certificate Insurer or the Certificateholders, immediately upon the occurrence of such event. In the case of any event described in subparagraph (f), a Rapid Amortization Event shall be deemed to have occurred only if, after the applicable grace or cure period, if any, set forth in the Insurance Agreement, the Certificate Insurer gives written notice to the Transferor, the Servicer and the Trustee that a Rapid Amortization Event has occurred.

     Section 11.02. ADDITIONAL RIGHTS UPON AN INSOLVENCY EVENT.

          (a) If the Transferor goes into liquidation or consents to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Transferor or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor, and such decree shall have remained in force undischarged or unstayed for a period of sixty (60) days; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making, suspension or violation or other event described above, an "Insolvency Event"), then the Transferor shall, on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making, suspension or inability, as the case may be (the "Appointment Day"), promptly give notice to the Trustee and the Certificate Insurer of such Insolvency Event.

     The Transferor shall on the Appointment Day immediately cease to transfer Additional Balances to the Trust. Notwithstanding any cessation of the transfer to the Trust of Additional Balances, Additional Balances transferred to the Trust prior to the occurrence of such Insolvency Event, and Principal Collections and Interest Collections, whenever created, accrued in respect of such Home Equity Loans shall continue to be a part of the Trust, and shall continue to be allocated and paid in accordance with Article V.

     Within fifteen (15) days of the Appointment Day, the Trustee shall send written notice to the Certificateholders describing the provisions of this Section and requesting instructions from such Certificateholders. If directed by the Certificate Insurer or if the Trustee shall have received written instructions from Certificateholders evidencing not less than 51% of the aggregate Percentage Interests to the effect that such Certificateholders desire the liquidation of the Trust assets, with the consent of the Certificate Insurer, the Trustee shall sell, dispose of or otherwise liquidate the Trust assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 11.01 and this Section shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Trust assets pursuant to Section 11.02(a) shall be treated as collections on the Home Equity Loans received during the Rapid Amortization Period; provided, however, that such proceeds will, based on amounts specified in writing to the Servicer to the Trustee, first be paid to the Certificate Insurer to reimburse the Certificate Insurer for previously unreimbursed Insured Payments and other amounts owing under the Insurance Agreement and second be paid to the Trustee in reimbursement of expenses incurred in connection with the sale, disposition or liquidation of the Trust assets pursuant to Section 11.02(a); and provided, further, that the Fixed Allocation Percentage of such remaining proceeds shall be paid to Certificateholders in the following amounts and order of priority:

                (i) all accrued and unpaid interest on the Certificate Principal Balance through the Accrual Period immediately preceding the Distribution Date on which such proceeds are distributed to the Certificateholders; and

                (ii) an amount of principal up to the Certificate Principal Balance.

     The Certificate Insurance Policy shall cover any shortfall in the event such proceeds are insufficient to make a full distribution to Certificateholders pursuant to this Section 11.02(b). On the day following the final Distribution Date on which such proceeds are distributed to the Certificateholders, the Trust shall terminate.

          (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article XI with respect to competitive bids or any other of its duties, and the expenses of such agents shall be payable from amounts otherwise distributable to Certificateholders.

                                   ARTICLE XII

                            Miscellaneous Provisions

     Section 12.01. AMENDMENT. This Agreement may be amended from time to time by the parties hereto with the consent of the Certificate Insurer so long as such consent is not unreasonably withheld and without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or (iii) to add or delete any other provisions not inconsistent herewith with respect to matters or questions arising under this Agreement, including provisions relating to the issuance of Definitive Certificates to Certificate Owners in the event that book-entry registration of Certificates is no longer permitted; provided, however, that in each case such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided further, that any such amendment will be deemed not to adversely affect in any material respect the interests of any Certificateholder and no such Opinion of Counsel will be required to be delivered if the Person requesting such amendment obtains either (x) a letter from each Rating Agency to the effect that such amendment would not result in a downgrading or withdrawal of the then current rating of the Certificates by such Rating Agency or (y) the written consent of the Certificate Insurer to such amendment.

     This Agreement may also be amended from time to time by the parties hereto with the consent of Certificateholders evidencing Percentage Interests aggregating not less than 51% and the consent of the Certificate Insurer (which consent of the Certificate Insurer shall not be unreasonably withheld), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Certificate Insurance Policy, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of the applicable Certificateholder or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of all Certificateholders.

     Notwithstanding the foregoing, this Agreement may not be amended unless, in connection with such amendment, an Opinion of Counsel is furnished to the Trustee to the effect that such amendment will not (i) adversely affect the treatment of the Certificates as indebtedness for tax purposes; (ii) result in the Trust being taxed at the entity level; or (iii) result in the Trust being taxed as a taxable mortgage pool (as defined in Section 7701(i) of the Code).

     Not later than the time of obtaining any such consent, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     In no event shall any Opinion of Counsel provided pursuant to this Section be an expense of the Trustee.

     Section 12.02. RECORDATION OF AGREEMENT; COUNTERPARTS. Although no recordation of this Agreement is contemplated on the date hereof, this Agreement may be recorded in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or to dissolve the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or such party.

     No Certificateholder shall have any right to vote (except as provided in Section 12.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless Certificateholders evidencing Percentage Interests aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty
(60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. Each Certificateholder expressly covenants with every other Certificateholder and the Trustee that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other Certificateholder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.04. THE CERTIFICATE INSURER. The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. During any period of suspension the Certificate Insurer's rights hereunder shall vest in the Holders of the Certificates and shall be exercisable by Certificateholders evidencing Percentage Interests aggregating not less than 51% of the outstanding Certificates. At such time as the Certificates are no longer outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder and has been paid all Premium Amounts due and owing under the Insurance Agreement, the Certificate Insurer's rights hereunder shall terminate.

     Section 12.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES AND THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 12.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Transferor and the Servicer, Providian National Bank, c/o Providian Financial Corporation, 201 Mission Street, San Francisco, California 94105, Attention: Chief Financial Officer, (b) in the case of the Depositor, Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, North Tower, World Financial Center, New York, New York 10281, Attention: President,
(c) in the case of the Trustee, at the Corporate Trust Office, (d) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, (e) in the case of the Certificate Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management Structured Finance, (f) in the case of Standard and Poor's, Debt Rating Division, 25 Broadway, 20th Floor, New York, New York 10004,
Attention: Asset-Backed Surveillance Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Certificateholder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

     Section 12.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of Certificateholders.

     Section 12.08. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.05, 7.02 and 7.04, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of Certificateholders evidencing Percentage Interests aggregating not less than 51%.

     Section 12.09. CERTIFICATES NONASSESSABLE AND FULLY PAID. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 12.10. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.11. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 12.12. THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

     Section 12.13. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, and all contemporaneous oral understandings, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 12.14. CERTAIN ACTIVITIES. The Trust shall not: (i) issue securities (except for the Certificates); (ii) borrow money; (iii) make loans;
(iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided herein, engage in the purchase and sale (or turnover) of investments; (vii) offer securities in exchange for property (except the Certificates for the Home Equity Loans and any Additional Balances); or (viii) repurchase or otherwise reacquire its securities.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                                    PROVIDIAN NATIONAL BANK,
                                      as Transferor and Servicer

                                    By: /s/ MIMI MENGIS
                                        ----------------------------------------
                                        Name:  Mimi Mengis
                                        Title:  Vice President

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                      as Depositor

                                    By: /s/  MICHAEL M. MCGOVERN
                                        ----------------------------------------
                                        Name:  Michael M. McGovern
                                        Title:  Secretary

                                    BANKERS TRUST COMPANY,
                                      not in its individual capacity but solely as Trustee

                                    By: /s/  PATRICIA M. F. RUSSO
                                        ----------------------------------------
                                        Name:  Patricia M. F. Russo
                                        Title:  Vice President

State of California            )
                               ) ss.:
County of San Francisco        )


     On April ___, 1999 before me, ______________________, personally appeared _________, _________________ of Providian National Bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                    ___________________________________________
                                                Signature of Notary

(Seal)

State of  New York         )
                           ) ss.:
County of New York         )


     On the ____ day of April, 1999 before me, a notary public in and for the State of New York, personally appeared __________, known to me who, being by me duly sworn, did depose and say that he is located at ____________________; that he is a _______ of Merrill Lynch Mortgage Investors, Inc., a corporation formed under the laws of the State of Delaware, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.

                                    ___________________________________________
                                                   Notary Public

[Notarial Seal]

State of                   )
                           ) ss.:
County of                  )


     On the ____ day of April, 1999 before me, a notary public in and for the State of ________, personally appeared Patricia M.F. Russo, known to me who, being by me duly sworn, did depose and say that she is located at ___________; that she is a Vice President of Bankers Trust Company, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed her name thereto under authority granted by the Board of Directors of said corporation.

                                    ___________________________________________
                                                   Notary Public

[Notarial Seal]

                                                                      EXHIBIT A

                              FORM OF CERTIFICATES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Original Certificate Principal
Balance of this
Certificate                                 :    $

Certificate Rate                            :    Variable

Original Certificate Principal
Balance of all
Certificates                                :    $

CUSIP No.                                   :

Date of Pooling and
Servicing Agreement                         :

Certificate No.                             :    R-1

Initial Cut-Off Date                        :

First Distribution
Date:                                       :

Scheduled Maturity Date                     :

              PROVIDIAN HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                SERIES 1999-PNB1
                                   CERTIFICATE

              evidencing a percentage interest in the distributions allocable to the Certificates evidencing an undivided interest in a Trust consisting primarily of a pool of variable rate revolving home equity loans serviced by

                             Providian National Bank

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc. (the "Depositor"), Providian National Bank ("Providian") or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Original Certificate Principal Balance of this Certificate by the Original Certificate Principal Balance of all Certificates) in certain monthly distributions with respect to a Trust consisting primarily of a pool of variable rate revolving home equity loans (the "Initial Home Equity Loans"), transferred by Providian (in such capacity, the "Transferor") to the Depositor and by the Depositor to the Trust, and any additional balances relating thereto, and certain revolving home equity loans (the "Subsequent Home Equity Loans") and any additional balances relating thereto transferred by the Transferor to the Trust subsequent to the date of initial issuance of the Certificates, and serviced by Providian National Bank (in such capacity, the "Servicer", including any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Transferor and Servicer, the Depositor and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Distribution Date, the Trustee shall distribute to each Certificateholder of record on the related Record Date (other than the final distribution) by check mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request of a Certificateholders received by the Trustee at least five Business Days prior to the related Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Certificates which have principal denominations aggregating at least $5,000,000), or by such other means of payment as such Certificateholder and the Trustee shall agree. Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee, of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or if such day is not a Business Day, then on the next succeeding Business Day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last business day of the month preceding the month of such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Certificateholders on such Distribution Date under the terms of the Agreement.

     As provided in the Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to the Certificateholders and, subject to certain conditions in the Agreement, Home Equity Loans may, at the election of the Transferor, be removed from the Trust and transferred to the Transferor (as defined in the Agreement).

     It is the intention of the Servicer, the Depositor and the Certificateholders that the Certificates will be treated as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agrees to treat the Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness secured by the Trust Fund and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

     The Transferor (or in the event the Servicer does not exercise its option to terminate the Trust Fund, the Certificate Insurer) may effect an early retirement of the Certificates by exercising an option to transfer to itself each Home Equity Loan pursuant to the Agreement on any Distribution Date on or after the Distribution Date immediately prior to which the Certificate Principal Balance is less than or equal to five percent (5%) of the Original Certificate Principal Balance and all amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement, have been paid. The purchase price for any such transfer shall be the Final Termination Price. Upon retirement of the Certificates in accordance with the Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Transferor, the Servicer or Certificate Insurer and take such other actions as the Transferor, the Servicer or Certificate Insurer may reasonably request to effect the transfer of the Home Equity Loans to the Transferor or Certificate Insurer.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth.

Dated:

                                    BANKERS TRUST COMPANY,
                                    not in its individual capacity but solely as Trustee

                                    ___________________________________________
                                    Authorized Officer

Countersigned:
BANKERS TRUST COMPANY

By: __________________________________
    Authorized Officer of
    Bankers Trust Company,
    not in its individual capacity
    but solely as Trustee

                            [REVERSE OF CERTIFICATE]

     This Certificate is one of the Certificates from a duly authorized issue of Certificates designated as Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1, representing, to the extent specified in the Agreement, an undivided interest in: (i) the Cut-off Date Principal Balance of each Home Equity Loan and the amount of any Additional Balances, and all payments of interest and principal due and received thereon, from whatever source derived, received on or with respect to such Home Equity Loans after the related Cut-off Date and with respect to such Additional Balances; (ii) property that secured a Home Equity Loan and that has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iii) the related Mortgage File documents for each Home Equity Loan; (iv) such assets as shall from time to time be identified as deposited in the Collection Account and the Certificate Account in accordance with this Agreement; (v) the Certificate Insurance Policy; (vi) any insurance policies relating to the Home Equity Loans, including hazard insurance policies; and (vii) all proceeds of each of the foregoing.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Home Equity Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto, and the rights of the Certificateholders under the Agreement, at any time by the parties thereto with the consent of (i) Certificateholders evidencing Percentage Interests aggregating not less than 51% and (ii) the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any Certificateholders.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar for such purpose, accompanied by a written instrument of transfer in form satisfactory to the Trustee, if so required by the Trustee, be duly executed by the Holder of this Certificate or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations, if applicable, and evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like tenor in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee, the Depositor, the Transferor, the Servicer, the Certificate Insurer and the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Depositor, the Transferor, the Servicer, the Certificate Insurer, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon distribution to the Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Agreement upon the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of: (i) the transfer to the Transferor of the Certificateholders' interest in each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund for an amount equal to the sum of (a) the outstanding Certificate Principal Balance, (b) accrued interest thereon at the Certificate Rate through the day preceding the final Distribution Date, and (c) any Unpaid Investor Loss Amount through the day preceding such final Distribution Date; (ii) the day following the Distribution Date on which the distribution made to Certificateholders has reduced the Certificate Principal Balance to zero; (iii) the final payment or other liquidation of the Principal Balance of the last Home Equity Loan remaining in the Trust Fund (including the disposition of the Home Equity Loans) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Home Equity Loan; and (iv) the Distribution Date in June 2025.

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

__________________________________
__________________________________

_______________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_______________________________________________________________________________
attorney-in-fact to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                ___________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                                                      EXHIBIT B

                 FORM OF NOTICE FOR CERTIFICATE INSURANCE POLICY

MBIA Insurance Corporation
113 King Street
Armonk, New York  10504
Attention: Insured Portfolio Management,
           Structured Finance

                               NOTICE FOR PAYMENT
                            UNDER POLICY NUMBER 29097

     Bankers Trust Company, as trustee (the "Trustee"), hereby certifies to MBIA Insurance Corporation ("MBIA") with reference to that certain Policy, Number [________] dated April 27, 1999 (the "Policy"), issued by MBIA in favor of the Trustee under the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as depositor, Providian National Bank, as transferor (the "Transferor") and as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee") as follows:

     1. The Trustee is the Beneficiary under the Policy.

     2. The Trustee is entitled to make a demand under the Policy [pursuant to
Section 4.03 of the Agreement][as a result of the occurrence of a Preference Event] [as a result of a shortfall on a Dissolution Distribution Date or on the Scheduled Maturity Date].

     [For a Notice for Payment in respect of a Distribution Date, a Dissolution Distribution Date or the Scheduled Maturity Date use the following paragraphs 3,4, and 5.]

     3. This notice relates to the [insert date] Distribution Date. The Net Principal Policy Amount, as specified to the Trustee by the Servicer, for such Distribution Date is $[______]. The amount demanded by this notice for the benefit of the Certificateholders in respect of principal does not exceed such Net Principal Policy Amount.

     4. The Trustee demands payment of $[_____], which consists of [interest in the amount of $[_____]]; [and principal in the amount of $[_____]].

     5. The amount demanded is to be paid in immediately available funds to the Certificate Account at [_____], account number [_____].

[For a Notice for Payment in respect of Preference Amounts use the following paragraphs 3, 4, and 5.]

     3. The Trustee hereby represents and warrants, based upon information available to it, that (i) the Preference Amount entitled to be drawn under the Policy on the date hereof is $[_____], (ii) each Certificateholder with respect to which the drawing is being made under the Policy has paid or simultaneously with such draw on the Policy will pay such Preference Amount, and (iii) the documents required by the Policy to be delivered in connection with such Preference Amount have previously been presented to MBIA or are attached hereto.

     4. The Trustee hereby demands payment of the Preference Amount of $[_____] and the Trustee hereby represents and warrants, based upon information available to it, that such amount is not in excess of the Net Principal Policy Amount, as of the date hereof, together with interest thereon (which interest is the amount paid to the Certificateholders on the date the Trust made the payment that has been voided).

     5. The amount demanded is to be paid in immediately available funds by wire transfer to [_____].

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     IN WITNESS WHEREOF, this notice has been executed this [_____] day of [_____], [_____].

                                    BANKERS TRUST COMPANY, as Trustee

                                    By: _______________________________________
                                                 Authorized Officer

                                                                      EXHIBIT C

                            HOME EQUITY LOAN SCHEDULE

     A COPY ON ELECTRONIC MEDIUM (FLOPPY DISK OR TAPE) OF THE HOME EQUITY LOAN SCHEDULE HAS BEEN FORWARDED TO THE TRUSTEE FOR ITS FILES. A COPY OF THE HOME EQUITY LOAN SCHEDULE MAY BE OBTAINED FROM THE TRUSTEE.

                                                                      EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Bankers Trust Company
         3 Park Plaza, 16th Floor
         Irvine, California 92614

               Re: Providian Home Equity Loan Asset Backed Certificates, SERIES 1999-PNB1
                        -----------------------------------------------------

     In connection with the administration of the Home Equity Loans held by you as Trustee pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 for the above referenced transaction, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Home Equity Loan described below, for the reason indicated.

LOAN NUMBER:                        Address to which Trustee should
                                    Deliver the Trustee's
                                    Mortgage File:_____________________________
                                    ___________________________________________
                                    ___________________________________________
                                    ___________________________________________

Reason for Requesting Trustee's Mortgage File (check one)

___     1.    Home Equity Loan Paid in Full

___     2.    Home Equity Loan Liquidated

___     3.    Home Equity Loan in Foreclosure

___     4.    Other (explain)
                                    ___________________________________________
                                    ___________________________________________

     If box 1 or 2 above is checked, and the Mortgage File was previously released to us, please release to us our previous receipt on file with you.

     If box 3 or 4 above is checked, upon our return of the above specified Mortgage File to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

PROVIDIAN NATIONAL BANK

By: ________________________________
Name: ______________________________
Title: _____________________________
Date: ______________________________

                                    Mortgage File returned to
                                    Trustee

                                    Bankers Trust Company, as Trustee

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________
                                    Date: _____________________________________

                                                                      EXHIBIT E

                    [FORM OF TRUSTEE'S INITIAL CERTIFICATION]

                                 April 27, 1999

Merrill Lynch Mortgage Investors, Inc.
World Financial Center
North Tower
New York, New York  10281

Providian National Bank
201 Mission Street
San Francisco, California 94105

MBIA Insurance Corporation
885 Third Avenue, 14th Floor
New York, New York 10022

     Re:  Providian Home Equity Loan Trust 1999-1,
          Providian Home Equity Loan Asset Backed Certificates, Series 1999-PNB1
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of April 1, 1999, among Merrill Lynch Mortgage Investors, Inc. as depositor, Providian National Bank, as transferor and servicer, and Bankers Trust Company, as trustee, we certify that, as to each Initial Home Equity Loan listed in the Home Equity Loan Schedule (other than any Initial Home Equity Loan paid in full or any Initial Home Equity Loan specifically identified in the exception report annexed hereto as Annex I), the documents set forth in Section 2.01(b) of the Pooling Agreement required to be delivered to us are in our possession.

     Attached is the Trustee's exceptions in accordance with Section 2.01 of the Pooling Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling Agreement.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Initial Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Initial Home Equity Loan.

                                    BANKERS TRUST COMPANY,
                                      as Trustee



                                    By: _______________________________________
                                        Name:
                                        Title:

                                                                        ANNEX I

                              TRUSTEE'S EXCEPTIONS

                                                                      EXHIBIT F

                     [FORM OF TRUSTEE'S FINAL CERTIFICATION]

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
World Financial Center
North Tower
New York, New York  10281

Providian National Bank
201 Mission Street
San Francisco, California 94105

MBIA Insurance Corporation
885 Third Avenue, 14th Floor
New York, New York 10022

         Re:      Providian Home Equity Loan Trust 1999-1,
                  Home Equity Loan Asset Backed Certificates, Series 1999-PNB1
                  ------------------------------------------------------------

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Providian National Bank, as transferor and servicer, and Bankers Trust Company, as trustee, the undersigned, as Trustee, hereby certifies that it has reviewed each Mortgage File delivered to it and that with respect to each Initial Home Equity Loan listed on the Home Equity Loan Schedule (other than any Initial Home Equity Loan paid in full or any Initial Home Equity Loan specifically identified in Annex I hereto), and as to any document noted in an exception included in the Trustee's initial certification:

     1. all documents constituting part of such Mortgage File required to be delivered to us pursuant to Section 2.01 of the Pooling Agreement are in our possession; and

     2. such documents have been reviewed by us, appear to be what they purport to be and relate to such Initial Home Equity Loan.


     We have made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling Agreement. We make no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Initial Home Equity Loans identified on the Home Equity Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Initial Home Equity Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling Agreement.

                                    BANKERS TRUST COMPANY,
                                      as Trustee

                                    By:  ______________________________________
                                         Name:
                                         Title:

                                                                        ANNEX I

                                                    TRUSTEE'S EXCEPTIONS